Exhibit 10.56

                          TERMINATION AGREEMENT


This Agreement is entered into as of September 30, 1999 by and between ICT Group, Inc. ("ICT") 800 Town Center Drive, Langhorne, PA 19047 and Cellular Express, Inc., d/b/a Boston Communications Group ("Client"), 100 Sylvan Road, Suite 100, Woburn, MA 01801.

WHEREAS, ICT and Client have entered into that certain Management Services Agreement dated May 15, 1998 (the "Services Agreement") relating to the facility located at Woodland Plaza Shopping Center, Deland Florida (the "Deland Facility"); and

WHEREAS, pursuant to Section 14 of the Services Agreement, Client may terminate the Agreement provided Client has made the payments to ICT and assumed the equipment and real estate lease obligations as described therein; and

WHEREAS, Client and ICT wish to terminate the Agreement in accordance with the provisions of Section 14.

NOW, THEREFORE, in consideration of the covenants and promises contained herein, and intending to be legally bound hereby, ICT and Client hereby agree as follows:

1.Termination of Services Agreement: Client and ICT hereby agree that the Services Agreement is terminated as of September 30, 1999 (the "Effective Date") pursuant to the provisions of Section 14.2 of the Services Agreement. Except as set forth in this Agreement, and except for the payment of any amounts owed by Client to ICT due under the Services Agreement, Client and ICT hereby release and forever discharge the other from any and all claims, damages or losses arising from the acts, omissions or performance of either party under the Agreement prior to the Effective Date.

ICT is liable for and agrees to pay all expenses incurred under the Services Agreement through September 30, 1999, including, but not limited to rent, additional rent, equipment lease payments, maintenance costs, facility costs, and utilities.

2. Assumption of Real Estate Lease: Client hereby agrees as of the Effective Date to assume all of ICT's obligations arising on or after the Effective Date under the real estate lease (the "Real Estate Lease") dated June 1, 1998 as amended by that certain First Amendment to Lease Agreement dated June 1, 1998, and as further amended by that certain Second Amendment to Lease Agreement dated November 23, 1998 by and between ICT, as tenant, and BDC Deland, Inc. ("Landlord") for the rental of the Deland Facility as more fully described in the Real Estate Lease. In furtherance thereof, Client and ICT agree to execute simultaneously with this Agreement a real estate assignment and assumption agreement (the "Real Estate Assumption and Assignment") with regard to the Deland Facility in the form of Exhibit A attached hereto and made part hereof. In addition to the warranties contained in the real estate assignment and assumption agreement, with respect to the Real Estate Lease, ICT further warrants and represents:
            a. That the Lease is in full force and effect and is a valid legally binding obligations of the parties thereto.
            b. That ICT is not in breach of any of the terms and conditions of said Lease and is current in the payment of all rent, additional rent, utilities and other payments due under the terms of said Lease.
            c. That ICT has not assigned any of its rights under the Lease to any third party.
            d. That ICT has full corporate power and authority to enter into the
               Real Estate Assumption and Assignment and to carry out its obligations thereunder, that the execution and delivery thereof have been duly authorized by the Board of Directors of ICT and no other corporate proceedings on the part of ICT are necessary to authorize the Real Estate Assumption and Assignment, and that the Real Estate Assumption and Assignment constitutes the valid and binding obligations of ICT.
            e. That the execution, delivery and performance of the Real Estate
               Assumption and Assignment by ICT do not require the consent, waiver, approval, or authorization of any person or authority (other than the lessor of the Lease) and will not violate, result in a breach of or the acceleration of any obligation under or constitute a default under, any provision of any charter, by-law, indenture, mortgage, lien, lease, agreement, contract, instrument, order, judgment, decree, ordinance, or regulations or any restriction to which any property of ICT is subject or by which ICT is bound or affected.

3. Assumption of Equipment Leases: Client hereby agrees as of the Effective Date to assume all of ICT's obligations arising on or after the Effective Date under the equipment leases identified in Schedule 1 hereto (the "Equipment Leases") for the equipment identified in Schedule 1 hereto (the "Equipment"). In furtherance thereof, Client and ICT agree to execute simultaneously with this Agreement an equipment assignment and assumption agreement for each of the equipment leases identified in Schedule 1 in the form of Exhibit B attached hereto and made part hereof. In addition to the warranties contained in the Equipment assignment and assumption agreement, with respect to the Equipment Leases, ICT further warrants and represents:

            a.	That Lessee is not in breach of any of the terms and conditions of said Lease and is current in the payment of all rent, additional rent, utilities and other payments due under the terms of said Lease.
            b.	That Lessee has not assigned any of its rights under the Lease to any third party.
            c.	That Lessee has full corporate power and authority to enter into this Assignment and to carry out its obligations hereunder, that the execution and delivery hereof have been duly authorized by the Board of Directors of Lessee and no other corporate proceedings on the part of Lessee are necessary to authorize this Assignment, and that the Assignment constitutes the valid and binding obligations of Lessee.
            d.	That the execution, delivery and performance of this Agreement by Lessee do not require the consent, waiver, approval, or authorization of any person or authority (other than the lessor of the Lease) and will not violate, result in a breach of or the acceleration of any obligation under or constitute a default under, any provision of any charter, by-law, indenture, mortgage, lien, lease, agreement, contract, instrument, order, judgment, decree, ordinance, or regulations or any restriction to which any property of Lessee is subject or by which Lessee is bound or affected.
            e.	That all equipment assigned hereunder is in good working order and that all documentation relating to such equipment will be provided to Assignee upon execution of this Agreement.
            f.	That it has inquired of all providers of Equipment and software operating on such Equipment, and has obtained assurances from such providers that the Equipment and software are year 2000 compliant.

4. Assignment of Maintenance Agreements: ICT will assign any maintenance agreements which ICT has for the Equipment (the "Maintenance Agreements") to Client immediately following the Effective Date. As of the Effective Date of such assignment and subject to satisfactory terms and conditions of such Maintenance Agreements, Client agrees to assume all of ICT's obligations under such agreements. Until such time that Client assumes the Maintenance Agreements, ICT will remain liable for all obligations of such agreements.

5. Transfer of Software Licenses: ICT warrant that, to the extent it has software licenses for the Equipment (the "Software Licenses"), such Software Licenses are transferable. ICT will transfer such Software Licenses to Client as soon as practicable. If ICT is unable to transfer the existing licenses ICT will pay Client the costs incurred by Client in obtaining new Software Licenses.

6. Payments to ICT: Client hereby agrees to pay ICT the following amounts by wire transfer of immediately available federal funds to an account designated by ICT or by check:

           a) The amount of $ $802,752.00 on September 30, 1999; and
           b) Eleven (11) equal monthly payments of $138,584.00 per month payable on the last business day of each calendar month with the first of such payments due October 29, 1999.

Any amount not paid when due shall bear interest at the rate of one and one-half percent (1.5%) per month compounded daily. In the event Client fails to make any payment when due, the entire unpaid balance of all payments due hereunder, plus interest thereon, shall become immediately due and payable.

7. Deposits: ICT has paid deposits (the "Deposit Amounts") to the Lessors of the Equipment Leases and the Real Estate Lease. In conjunction with the Assumption and Assignment Agreements with respect to such leases, Client has paid to ICT the Deposit Amounts. Should the Lessors mistakenly refund those Deposit Amounts to ICT, ICT agrees that it will immediately forward such Deposit Amounts to Client.

8. Indemnification: Each party hereby agrees to indemnify and hold harmless the other from any claims, losses or damages, including attorney fees, suffered by the other arising from a party's breach of this Agreement or any of the Assignment and Assumption Agreements executed pursuant to Section 2 and 3 of this Agreement or other failure to perform its obligations hereunder. A party seeking indemnification shall provide the other party with prompt written notice of any claim, suit, demand or other action for which such party seeks to be indemnified and shall grant control of the defense and settlement thereof to the other party. The party seeking indemnification shall cooperate with the other party in the defense of any such claim, suit, demand or other action and shall have the right, but not the obligation, to participate therein by using attorneys of its choice at its expense. Any settlement of such claim, suit, demand or other action shall require the consent of both Client and ICT, which consent shall not be unreasonably withheld.

ICT agrees to indemnify and hold harmless Client from any claims, suits, actions, causes of action, liabilities, losses or damages of a third party incurred prior to the termination of the Services Agreement arising from the occupancy of the space or the possession or operation of the equipment.

9. Third Party Consents: Client and ICT hereby agree to obtain prior to the Effective Date all consents of third parties, including without limitation the Landlord and the lessors under the Equipment Leases, necessary to complete the assignment and assumption of the Real Estate Lease and the Equipment Leases as set forth on Sections 2 and 3 hereof.

10. Default by Client: In the event Client defaults under the Equipment Leases, the Real Estate Lease, the Maintenance Agreements or the Software Licenses at any time after Client's assumption thereof hereunder and as a result of such default ICT incurs any liability, and Client fails to cure such default or pay ICT the amount of such liability within 30 days after written notice from ICT, then Client shall be in default under this Agreement (a "Default"). In the event of a Default, in addition to any other remedies, which may be available to ICT, ICT shall have the right, but not the obligation, to retake possession of the Deland Facility and the Equipment for ICT's sole use. If ICT wishes to exercise such rights of possession, it shall provide Client with written notice of such election and within ten (10) days after receipt thereof Client shall deliver possession of the Deland Facility and the Equipment to ICT. At the time Client so delivers possession to ICT, Client shall execute any assignment agreements reasonably requested by ICT to effect such delivery.

11. Miscellaneous: This Agreement represents the entire agreement between the parties with respect to the subject matter hereof and supercedes and replaces any prior agreements, oral or written, with respect thereto. The laws of the Commonwealth of Pennsylvania, except for its conflict of laws provisions shall govern this Agreement. Any notices under this Agreement shall be sent by certified or registered mail, return receipt requested, to the addresses of the parties first above written, or as may be changed by notice given in accordance with this Section 11, to the attention of the Chief Financial Officer with a copy to the General Counsel

In WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


ICT Group, Inc.                        Cellular Express, Inc. d/b/a/ Boston
                                       Communications Group


By:  /s/ VA Paccapaniccia              By:  /s/ Karen A. Walker
Name: VA Paccapaniccia                 Name: Karen A. Walker
Title: Sr. VP Finance and CFO          Title: CFO


                   TRANSFER & ASSUMPTION AGREEMENT


	Assumption Agreement made by and between ICT Group, Inc., ("Lessee"), Boston Communications Group, Inc. ("Transferee"), The ELEX Group, Inc., ("Lessor"), and EUROPEAN AMERICAN BANK ("EAB"), a corporation organized under the Banking Laws of the State of New York ("Assignee").

	WHEREAS, Lessee is presently indebted to Lessor under an Agreement for Leasing dated September 24, 1998, and Lease #980715 (collectively the "Lease") between Lessee and ELEX, and duly assigned to EAB, copies of which Lease, delivery and acceptance receipt, sale and Collateral Assignment by ELEX to EAB, notice of assignment and financing statements filed with the Secretary of State of Pennsylvania and Florida, with regard to the following equipment, are annexed hereto as Exhibit A.

                           SEE ATTACHED SCHEDULE "A"
and,
	WHEREAS, Lessee has agreed to sell, transfer and assign its interest in such equipment and Lease to Transferee, and Transferee has agreed to assume all of Lessee's obligations to Lessor:
	NOW, THEREFORE, IT IS AGREED:
1. Rent Balance All of the parties acknowledge that the balance due to Lessor as of the date hereof is payable in the manner set forth in the Lease, or other evidences of indebtedness and any other documents, waivers or agreements in connection therewith heretofore executed by Lessee (herein collectively referred to as the "Obligations").

2. Rent Payments Lessee and Transferee hereby agree jointly and severally to pay and discharge the lease payments and all other amounts payable under the Obligations to Lessor or its successors and assigns, in accordance with the terms of the Obligations and upon execution of this Agreement, to pay to EAB the monthly installments of $35,590.00 for the next 47 remaining months including the installment beginning with 11/1/99.

3. Assumption Transferee hereby assumes and agrees to perform all the covenants of Lessee set forth in the Obligations.

4. Lessee's Liability Lessee shall continue to remain liable on the Obligations and remain firmly bound as though this Agreement had never been entered into.

5. Lease Terms All terms, conditions, and covenants of the Obligations shall remain unchanged and shall continue to remain in full force and effect.

6. Estoppel Lessee and Transferee hereby warrant, represent, and covenant that the Obligations are not subject to any disputes, offsets, or counterclaims of any kind or nature whatsoever.

7. Security Transferee acknowledges that Lessor has a valid first security interest in the equipment and in confirmation thereof agrees to execute all financing statements and other documents which Lessor may, in its sole discretion, deem necessary to protect such security interest.

8. No release Lessee agrees that its obligations hereunder shall not be impaired by any modification, release, or other alteration of any Obligations of Lessee or of any security therefore, to all of which Lessee hereby consents and that the liability of Lessee hereunder is direct and unconditional and may be enforced without requiring Lessor or its assignees first to resort to any other right, remedy, or security.

9. Consent Lessor hereby consents to the aforesaid transfer by Lessee to Transferee.

Transferee:                            Lessee:
Boston Communications Group Inc.       ICT Group, Inc.

By:  /s/  Karen A Walker               By: /s/   V A Paccapaniccia
Title:  Chief Financial Officer        Title:  Sr. VP Finance & CFO

CONSENTED TO:                          CONSENTED TO:
Assignee:                              Lessor:
EUROPEAN AMERICAN BANK                 The ELEX Group, Inc.

By: Frederick W. Frinkelmare           By:  JoDee B. Pettine
Title:  A V P                          Title:  President


AGREEMENT FOR LEASING

THIS AGREEMENT by and between THE ELEX GROUP, INC., a New Jersey corporation, whose address is P.O. Box 14, Medford, New Jersey 08055 ("ELEX"), and ICT GROUP, INC., a Pennsylvania corporation whose address is 800 Town Center Drive, Langhorne,PA 19047 ("Lessee").

                                WITNESSETH

WHEREAS, Lessee desires to lease items of equipment from ELEX or certain lessors represented by ELEX, and ELEX is willing to arrange such leases; and

WHEREAS, the parties wish to set forth in full certain terms to be incorporated in all leases to be executed pursuant to this Agreement For Leasing:

NOW THEREFORE, in consideration of the mutual covenants herein contained and intending to be legally bound hereby, it is agreed as follows:

1. Leasing. Lessee hereby authorizes ELEX, and ELEX agrees to use its best efforts to arrange leases of equipment wherein Lessee shall be the lessee and ELEX or the other party or parties represented by ELEX shall be the lessor. Such leases shall cover such equipment and shall contain such provisions respecting payments, terms, covenants, conditions and provisions ("Provisions") as the respective parties thereto may agree. Lessee will execute such leases when ELEX or a lessor secured by ELEX is ready to enter into such leases. ELEX shall make all arrangements between Lessee, and all lessor(s) represented by ELEX.

2. Lease Provisions. Each such lease, ("Lease") shall, in addition to its Provisions, incorporate by reference all of the following terms and conditions, covenants and provisions (the term "ELEX" as used hereafter, being deemed to refer to the lessor under each such Lease; the term "Unit" being deemed to refer to each item of equipment described in and covered by a Lease; the term "Equipment" being deemed to refer to all items of equipment described in and covered by a Lease; and the term "Date of Acceptance" being deemed to refer to the date a Unit is available to be placed in service for its intended purpose):

     (a) Term. The Lease of the Equipment shall commence as of the date thereof and shall continue in full force and effect until terminated by either party as of any succeeding rental payment date, upon not less than one hundred eighty days prior written notice to the other party; provided, however, that the term of the Lease shall in no event be less than the period specified as the "Initial Term" in the Lease covering such Equipment.

If any term shall be extended or any renewal options shall be exercised, the word "term" as used herein shall be deemed to refer to the Initial Term and all extended or renewal terms of any Lease hereto, and all provisions of this Agreement For Leasing shall apply during extended or renewal terms.

     (b) Rent. As used herein, "rent" for the Equipment shall be the "total rent" specified in the Lease, payable in successive installments at the times set forth in the Lease. It is understood and agreed by the Lessee that such "total rent" shall be of the essence of the Lease and that ELEX shall be entitled to the payment of the full amount thereof in consideration of the letting of the Equipment, including payment of the then outstanding balance of such total rent (plus all other sums due under the I-ease) in the event of the happening of any default specified in Paragraph 20) below, subject to reduction only as provided in Paragraph 20)(2)(b). Rent shall be paid to ELEX at its address specified in the Lease, or as otherwise directed by ELEX free from all claims, demands, or setoffs against ELEX, the manufacturer of the Equipment or any assignee of ELEX If ELEX is subjected to any liability because of any non-compliance with the Lease or any regulatory law applicable to any of the Equipment on the part of the Lessee, then upon notice to the Lessee of the nature and/or amount thereof, the Lessee shall forthwith discharge the same, and if ELEX shall incur any expense by reason thereof, the amount of such expense shall be added to the installment of rent next falling due as additional rent.

If any installment of rent is not paid within ten (10) days following the due date thereof, a late charge equal to five percent (5%) of such installment shall be due and payable as additional rent, and thereafter an additional late charge of five percent (5%) of the then unpaid installment and late charges shall be due and payable as of the eleventh day of each succeeding month thereafter until such installment is paid.

     (c)  Use, Care and Operation. Lessee shall, at its expense:

     (1) Receipt and Acceptance. Receive each Unit of Equipment at, and pay all delivery charges for each Unit to, the location of original use specified therefore; unload, and, if required, assemble and install the same.

          Lessee will signify the Date of Acceptance of each Unit of the Equipment by the prompt execution and delivery to ELEX of a Certificate of Acceptance in the form attached hereto as Exhibit I ("Certificate of Acceptance"). The Lessee's execution and delivery to ELEX of the Certificate of Acceptance, signed by an officer of Lessee, shall conclusively establish as between ELEX and the Lessee that each Unit is in good operating order, repair, condition, appearance, is suitable for the purpose of Lessee and the Lease, conforms to the specifications applicable thereto and that such unit has not been used or operated prior to the Date of Acceptance indicated therein. Such acceptance shall not affect Lessee's claims against the manufacturer or manufacturer's warranties.

     (2) Fees and Taxes. Pay, and file any necessary returns with respect to, all license fees, assessments or other governmental charges, and sales, use, gross receipts, personal property, and other tax or taxes, now or hereafter imposed by any state, federal or local government or agency upon any Unit or upon the leasing, use or operation thereof, or upon the receipt of rentals therefore or earnings arising therefrom (excluding taxes imposed on ELEX's net income, except any such taxes which are in substitution for, or relieve the Lessee from, the payment of taxes which it would otherwise be obligated to pay or reimburse as herein provided) before the same shall become in default or subject to the payment of any penalty or interest and supply ELEX with receipts or other evidence of payment satisfactory to ELEX; Lessee shall promptly reimburse ELEX for all property taxes, or levies assessed upon any Unit, paid by ELEX; however, there shall be no obligation of ELEX to make payment of any property taxes assessed upon any Unit.


     (3) Maintenance. At all times keep and maintain each Unit in good working order, repair, and appearance; install, keep, and maintain on such insignia and identification as ELEX may designate, and certify that such has been done; make any and all necessary repairs and thereto in order that each Unit, its components and accessories, shall continue to fulfill their intended function or use; and keep and the same as specified in the Lease therefore; except that Lessee shall not, without ELEX's prior written consent, affix or install any accessory, equipment, device, advertising matter or insignia to any Unit. ELEX passes through to Lessee all warranties of the manufacturer of the

          Equipment and Lessee shall have the right to, and will, directly avail itself of all warranties and representations made by the manufacturer with respect to the Equipment and ELEX agrees to execute such documents as may be required to enable Lessee to obtain customary warranty service for each Unit of Equipment from the manufacturer.

         The Lessee agrees to execute at its own expense a maintenance contract with the manufacturer of the Equipment and to keep said contract force until the Equipment is surrendered to ELEX. Said maintenance contract shall provide for at least the same services by the manufacturer as those furnished under the manufacturer's standard maintenance contract for nine-hour per day use of the Equipment, and shall provide for the incorporation of such engineering changes and improvements in the Equipment which are available without additional charge as part of such services. A maintenance contract for the Equipment may not be entered into with other than the manufacturer of the Equipment without the approval of ELEX, which approval will not be unreasonably withheld.

         All replacements, repairs, parts, and supplies shall be obtained at Lessee's expense and shall be performed and supplied only by such persons as shall be approved by ELEX. All replacements, repairs, parts, supplies, accessories, equipment, devices, or other items furnished or affixed to any Unit shall thereupon become ELEX's property and Lessee shall arrange that there be delivered promptly to ELEX all instruments or documents as may be necessary to evidence ELEX's original and free, clear and unencumbered title thereto and ownership thereof.

    (4)	 Provisioning. Provide all labor, materials, services, utilities, electric power, parts, and other supplies or items consumed by, or required for, or in connection with the recommended use of, each Unit.

    (5)	 Compliance with Law. Observe and comply with, and perform and execute, all laws, rules, regulations, or orders of all state, federal, and local governments or agencies which in any way affect or relate to, or are applicable to, any Unit, or the use, operation, maintenance, or storage thereof, and Lessee shall, and does hereby, indemnify ELEX and agrees to hold ELEX harmless from any and all liability that may arise from any infringement or violation of any such law, rule, regulation, or order by Lessee, or Lessee's employees, or any other person.

    (6)	 Use and Operation. Not use, operate, maintain, or store any Unit improperly, carelessly, or in violation of the Lease or any instructions furnished therefore by the manufacturer or by ELEX; nor install or operate the same other than as specified in the Lease; nor permit anyone other than its authorized agents, persons, and employees, all of whom must be competent operators to operate the same, and for whom Lessee agrees to be responsible.

    (7)	 Non-Transferability. Not, without ELEX's prior written consent, which shall not be unreasonably withheld, let or sublet any Unit; nor lend or part with the possession of any Unit, or any part thereof-, nor assign the Lease or any interest therein.

    (8)	 Risk Bear and assume all risk and liability for (and Lessee does hereby agree to indemnify and hold ELEX harmless from any and all claims, liens, demands, or liability arising out of) the loss of or damage to each Unit, the use, operation, maintenance, and storage thereof, and the loads thereon, and the injury or death of persons and/or damage to property howsoever arising therefrom or the use therefore, or the condition of such Unit, during the continuance of the Lease and until the return of such Unit. The indemnities and assumptions of liability herein provided shall continue in full force and effect notwithstanding the termination of the Lease, whether by expiration of time, by operation of law, or otherwise

    (9)	 Inspection. Upon ELEX's demand, permit ELEX, its agents or
         representatives and persons designated by ELEX to enter upon the premises where each Unit is located and to inspect each Unit, and its manner of use, at any reasonable time and from time to time.

   (10)	 Notice of Location. Not, without ELEX's written consent, remove any
         Unit from the location of original use-, and at all time keep ELEX advised of the location of any Unit should Lessee remove it from the location of original use.

    (d) Representations. Lessee does hereby agree that each Unit is of a size, design, capacity, and material selected by Lessee, and that Lessee is satisfied that each such Unit is suitable for Lessee's purposes, and sufficiently durable under the conditions of usage thereof by Lessee, and that ELEX has made no representations or warranties with respect to the suitability or durability of any Unit for the purposes or uses of Lessee, or with respect to the permissible load thereof, or any other representation or warranty, express or implied, with respect thereto. Lessee understands and acknowledges that no broker or supplier, nor any salesman, broker or agent of any broker or supplier is an agent of ELEX. Lessee represents to ELEX that the Equipment will be used exclusively for business or commercial purposes and will not be used at any time during the term of the Lease for personal, family or household purposes.



                              NO REPRESENTATIONS

ELEX DOES NOT WARRANT THE EQUIPMENT IN ANY RESPECT, EITHER EXPRESSLY OR BY IMPLICATION AND WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, ELEX EXPRESSLY DISCLAIMS ANY IMPLIED WARRANTY OF MERCHANTABILITY, FITNESS OR ADEQUACY FOR ANY PURPOSE OR USE, QUALITY, PRODUCTIVENESS OR CAPACITY.

    (e)	 Non-Liability of ELEX.  ELEX shall not be liable to Lessee for any loss, incidental or consequential damage, expense of any kind or nature caused, directly, indirectly, by any Unit or the Equipment or the use, maintenance, operation, handling, or storage thereof, or loads thereon, or the repairs, servicing, or adjustments thereto, or because the same is, or has become, unsuitable, or unserviceable, or by any interruption of service or loss of use thereof, or strict liability with respect thereto, or for any loss of business or damage whatsoever or howsoever caused. ELEX shall not be liable to Lessee for delay in delivering, or failure to deliver any Unit.

    (f)	 Insurance. Lessee will procure and maintain at its sole cost and expense, bodily injury and third party property damage insurance, with insurers satisfactory to ELEX, for the Equipment, with liability limits of not less than those specified in the Lease. Lessee will further, without cost to ELEX maintain or cause to be maintained in effect throughout the term of the Lease for the Equipment, with insurers satisfactory to ELEX, insurance policies insuring against all-risk physical loss or damage to such Equipment for an amount equal to the Casualty Value (hereinafter defined) of such Equipment as of the last monthly rent payment date set forth in Schedule of Casualty Values attached to the Lease. All policies shall name as additional insured ELEX, and assignees of ELEX and Lessee as their interest may appear and provide that they cannot be amended or canceled with respect to ELEX, and its assignees except on at least thirty (30) days prior written notice to ELEX and its assignees. All policies or certificates thereof and endorsements thereto shall be delivered to ELEX effective and enforce at the time of execution of the Lease. All renewals thereof shall be delivered to ELEX, least ten (10) days prior to the expiration of the current policy. Lessee hereby appoints ELEX as its attorney-in-fact, coupled with an interest, with full power of substitution, for purposes of executing any proof of loss or related document, endorsing any check, draft or other means of payment in connection with any loss, compensable under such policies. This power is irrevocable for so long as the Lessee remains indebted to FLEX or its assignee hereunder or under any other agreement or instrument.

    (g)	 Damage. Should any Unit:

    (1)	 be damaged by reason of any cause, and be capable of repair without impairment of value, Lessee shall repair the same at Lessee's sole expense, as quickly as circumstances permit, without any abatement of rent. In such event, should ELEX be indemnified under any insurance Policy Or policies pursuant to the provisions of the Lease covering such Unit, ELEX shall pay to Lessee the proceeds received by ELEX from such insurance but only to the extent necessary to reimburse Lessee for all amounts paid by it pursuant to this paragraph and properly documented. In any event ELEX shall not be liable for any amount in excess of said insurance proceeds; or

    (2)	 be lost, stolen, destroyed, taken for a public use, or damaged beyond repair by any cause whatsoever, ("Casualty") Lessee shall pay ELEX within fifteen (15) days thereafter an amount equal to ELEX's original cost of said Unit, as shown in Schedule A of the Lease of said Unit, multiplied by the casualty loss percentage applicable to the date of Casualty, as shown in Schedule B of the Lease of said Unit, ("Casualty Value"). Upon such payment, and if the Lessee shall then not be in default under the Lease, the balance of the rent due under the Lease shall abate in an amount determined by the same percentage as the original cost of the Unit(s) suffering the Casualty bears to the cost of the Equipment. Until such payment Lessee shall continue the prompt payment of all rent under the Lease and any such rent due for the period before payment shall not abate. Following payment of the Casualty Value Lessee shall be entitled to the proceeds of any insurance covering the Unit(s) suffering a Casualty, but in no event shall the amount of such reimbursement exceed the Casualty Value previously paid by Lessee, and any excess shall be the property of ELEX.

    (h)	 Return of Equipment. Within ten (10) days after the expiration or sooner termination of the term of the Lease (or of any extension thereof), Lessee will, at Lessee's expense, return each Unit which has not been lost, stolen, destroyed, or damaged beyond repair, to ELEX, or ELEX's designee or designees, loaded on such appropriate conveyance and properly packed and at such destination or destinations as ELEX may designate, free of all advertising or insignia placed thereon pursuant to Section 2(c) (3) by Lessee (other than identification tags of ELEX), and in the same operating condition, order, repair, and appearance as when received [reasonable wear and tear {except as provided in Paragraph 2 (c) (3) above) and damage by any cause for which ELEX has recovered under insurance, excepted]. If any such Unit is not so returned within the time specified herein, Lessee shall continue to pay the rent specified in the Lease until the Equipment is so returned in the aforesaid condition.

    (i)	 Time of Essence. Tune is of the essence of this Agreement.  No express or implied waiver by ELEX of any default hereunder shall in any way be, or be construed to be, a waiver of any future or other default of Lessee, or a waiver of any rights of ELEX, or a modification of any of the I-ease terms, or an extension or enlargement of Lessee's rights under the Lease.

    (j)	 Default by Lessee.

    (1)	If (a) Lessee shall fail to pay the rent when due; or (b) Lessee shall fail to perform any other term or condition of the Lease and such failure shall continue for a period of thirty (30) days; or (c) proceedings under the Federal Bankruptcy Code shall be instituted against Lessee, or a receiver shall be appointed for Lessee or any of its property, or any of the Equipment shall be attached or levied upon, and such proceedings shall not be vacated, or fully stayed within ninety
        (90) days-in the case of proceedings under the Federal Bankruptcy Code, otherwise within twenty (20) days thereof; or (d) Lessee shall make an assignment for the benefit of creditors, or institute proceedings for debtor relief under the Federal Bankruptcy Code, or admit in writing its inability to pay its debts generally as they become due; or (e) if any representations or warranty made by Lessee hereunder or in connection herewith shall be false, misleading or untrue in any material respect,

    (2)	then ELEX at its option, may declare the balance of the rent due under the Lease, as well as any amounts specified herein or in the Lease as items of additional rent and not then accrued and owing, immediately due and payable, and upon any such declaration the same, plus the aggregate amounts of any installment of rent(including any late charge thereon) and any other sums then accrued and unpaid, shall be due and payable forthwith, and ELEX shall have the right to take all steps appropriate to collect the same and

    (a) to take immediate possession of the Equipment, and

    (b)	to lease or sell, or both, the Equipment or any Unit upon such terms as
        ELEX may elect, and apply the net proceeds on account of Lessee's obligations hereunder, and

    (c)	in accordance with the terms of the Lease to confess a judgment against the Lessee for the full amount of the rent and other sums due and owing under the Lease.

The foregoing remedies and any other remedy available at law or equity are cumulative and available to ELEX but ELEX shall be under no obligation to exercise any such remedy. The exercise by ELEX of any such remedies shall not release Lessee from its obligations hereunder or bar ELEX from proceeding otherwise. Lessee shall additionally pay ELEX a reasonable sum as and for attorneys' fees and an amount equal to such unreimbursed expenses as shall have been paid or incurred by ELEX in the seizure of the Equipment or any Unit, or in the enforcement of any of ELEX's rights or privileges hereunder.

    (k)	Assignment by ELEX. ELEX shall have the right to assign all or any part of its rights under the Lease. In such event, the assignee shall be entitled to enforce the rights so assigned but shall be under no liability to the Lessee to perform any of the obligation of ELEX, unless assignee assumes such liability in writing, in which case ELEX shall, to the extent assignee assumes such liability, be released from all of its obligations to Lessee. Lessee agrees that it will pay the rent and all other sums due by Lessee hereunder directly to such assignee after receipt of notice of such Assignment. Any assignee of ELEX's rights may reassign such rights with the same force and effect as an original assignment.

    (1)	Security. As security for the faithful performance by Lessee of the terms and conditions of the Lease, Lessee shall deposit with ELEX the amount indicated in the Lease as security deposit and/or advance rentals. Provided Lessee has at all times fully performed all its covenants and conditions agreed upon to be performed, ELEX will return to Lessee the security deposit at the expiration of the Lease. ELEX may, but shall not be required to, apply such security deposit and/or advance rentals to discharge any overdue obligation of the Lease.

    (m)	Notices. All notices, consents, waivers or other communications required under the Lease shall be in writing by certified mail, and any such notice, consent, waiver or communications shall be irrevocable and become effective when deposited in the United States mail, with proper postage prepaid, addressed to the party intended to be served at its address appearing in this Agreement or in the Lease, or at such other address as such party may, from time to time, designate in writing.

    (n)	General. This is a contract of lease only, and nothing herein shall be construed as conveying to Lessee any right, title, or interest in or to the Equipment, except its rights as a Lessee only. Title to the Equipment shall at all times remain in ELEX, and Lessee shall at all times, at Lessee's expense, protect and defend ELEX's title thereto against all claims, liens, and legal processes of Lessee's creditors, or persons claiming through Lessee, and keep the Equipment free and clear from all such liens, claims, and processes. ELEX covenants, subject to performance by Lessee of all of its obligations under the Lease, that Lessee will have quiet enjoyment of the Equipment during the term of the Lease. Each Unit is, and shall remain, personal property irrespective of its use or manner of attachment to real property, and Lessee shall obtain for ELEX a real property waiver from owner or mortgagee of the premises where any Unit is kept. Said waiver shall provide that the Equipment shall remain personal property removable by ELEX or its assignee at any time without notice; ELEX or its assigns shall have access to the premises as may be required for the purpose of inspection, sale, and removal the real property owner waives any right, title, lien, or interest, which he may otherwise have in the Equipment. The parties agree that this Agreement for Leasing and each I-ease are intended to qualify as a "finance lease" under Article 2A of the Uniform Commercial Code. Lessee acknowledges that (a) Lessee has received a copy of the contract by which ELEX acquired the Equipment (the" Supply Contract") or
        (b) Lessee has reviewed and approved the Supply Contract or (c) ELEX has informed Lessee in writing that Lessee may have rights under the Supply Contract and that Lessee should contact the supplier of the description of any such rights.

TO THE EXTENT PERMITTED BY APPLICABLE LAW, LESSEE HEREBY WAIVES ANY RIGHTS TO
(i) CANCEL ANY LEASE, (ii) REPUDIATE ANY LEASE, (iii) REVOKE ACCEPTANCE OF THE EQUIPMENT, (iv) RECOVER DAMAGES FROM ELEX FOR ANY BREACHES OF WARRANTY OR FOR ANY OTHER REASON, (v) A SECURITY INTEREST IN THE EQUIPMENT IN LESSEE'S POSSESSION OR CONTROL FOR ANY REASON, (vi) DEDUCT ALL OR ANY PART OF ANY CLAIMED DAMAGES RESULTING FROM ELEX'S DEFAULT, IF ANY, UNDER ANY LEASE, (vii) "COVER" BY MAKING ANY PURCHASE OR LEASE OF, OR CONTRACT TO PURCHASE OR LEASE, EQUIPMENT IN SUBSTITUTION FOR THAT DUE FROM ELEX, (viii) RECOVER ANY GENERAL, SPECIAL INCIDENTAL OR CONSEQUENTIAL DAMAGES FOR ANY REASON WHATSOEVER, AND (ix)
SPECIFIC PERFORMANCE, REPLEVIN, DETINUE, SEQUESTRATION, CLAIM OR DELIVERY OR THE LIKE FOR ANY EQUIPMENT IDENTIFIED TO ANY LEASE.

Each individual Lease executed pursuant to the Agreement for Leasing shall constitute a separate and independent lease.

ELEX's obligations shall be suspended to the extent that ELEX is hindered or prevented from complying therewith because of strikes, lockouts, war, acts of God, fires, storms, accidents, governmental regulations or interference or other acts beyond ELEX's control. No obligation of ELEX, except as otherwise specified herein, shall survive the term of the Lease, or sooner termination thereof, and should ELEX permit use by Lessee of any Unit beyond the term specified therefore, the Lease obligations of Lessee shall continue and such permissive use shall not be construed as a renewal of the term thereof, or as a waiver of any right or continuation of any obligation of ELEX thereunder, and ELEX may take possession of any such Unit at any time upon demand after 10 days written notice. The cancellation or other termination, whether by operation of law or otherwise, of the Lease shall not release Lessee from any of its obligations hereunder or thereunder save [except as provided in Paragraph 2(c)
(8) above] upon payment in full by Lessee to ELEX of the Termination Value set forth in the Lease. In the event ELEX shall be entitled, pursuant to any provision hereof, to repossess any Unit, ELEX shall not be liable to the Lessee in respect of any damage arising out of any such repossession except for ELEX's negligent or wrongful act. This Agreement contains the entire understanding between ELEX and Lessee, and any change or modification must be in writing and signed by both parties. This Agreement is entered into under and shall be construed in accordance with the laws of the State of New Jersey insofar as applicable to the rights of ELEX, Lessee and any third party as to the Equipment.


No term of provision of this Agreement for Leasing or any Lease may be amended, altered, waived, discharged, or terminated except by a written instrument signed by the parties hereto, and in compliance with Section 2-208(2)of the Uniform Commercial Code requiring separate signature of this provision, Lessee has signed in the space provided below.

                              		___VP___________
                                       (Lessee's initials)

    (o)	Lessee shall furnish to ELEX (i) within ninety (90) days after the close of each fiscal year of Lessee, a copy of its financial statements, including a Balance Sheet and Profit and Loss Statement of Lessee as of the end of such year, in each case certified by public accountants of recognize standing acceptable to ELEX and (ii) other such financial information respecting the Financial condition and operation of Lessee as ELEX may from time to time reasonable request.

3. Special Provisions.

4. Resolutions and Recording Costs.

    (a)	Lessee agrees that it will provide ELEX or its assignee with appropriate opinions of counsel and certified copies of all necessary authorizing resolutions, as may be reasonably requested by ELEX or any assignee or counsel therefore.

    (b)	Lessee agrees that it will pay any and all recording costs necessarily incurred to establish and record any lien in favor of any assignee of ELEX

5. Miscellaneous.

    (a)	It is understood and agreed between the parties hereto that, subject to
        Lessee's rights to the Equipment so long as Lessee is not in default under the Lease, the several instruments and documents incidental or related to this Agreement, to the assignment of any Lease, and/or to the mortgaging of any of the Equipment by ELEX may contain such provisions -as may be required by reason of the laws of the place where any of the Equipment is located in order that ELEX or its assignees or a mortgagee or holder of a security interest may obtain the full benefits of this Agreement in accordance with its original intendments and purposes, or as may be reasonably required by any such assignee for the full protection of any security interest which such assignee may have in the Equipment or any Lease, and the provisions of this Agreement are subject to all such requirements.

    (b)	The headings and sub-headings contained in this Agreement are solely for convenience and are not intended to be complete or accurate summations or indices of the contents of their respective paragraphs.

    (c)	Any provision of this Agreement found to be prohibited by law shall be ineffective to the extent of such prohibition without invalidating the rest of this Agreement.

    (d)	Lessee agrees that at any time and from time to time, upon the written request of ELEX or its Assignees, Lessee will promptly and duly execute and deliver any and all such further instruments and documents as ELEX or its Assignees may deem desirable in obtaining the full benefits of this Agreement and any Lease herewith and of the rights and powers granted thereunder. Lessee hereby grants ELEX the authority to sign and file on Lessee's behalf any document or financing statement ELEX deems necessary to perfect or protect ELEX's interest in the Equipment or pursuant to the Uniform Commercial Code.

    (e)	This Agreement contains the whole understanding of the parties; shall be cons trued and enforced in accordance with the laws of the State of New Jersey and shall inure to the benefit of, and be binding upon, the respective legal representatives and heirs of the individual parties; and the successors and assigns of the corporate parties.

IN WITNESS WHEREOF, the parties hereto have executed these presents, the corporate parties by their officers thereunto duly authorized this 24th day of September 1998.

ICT GROUP, INC.		                                THE ELEX GROUP, INC.
(Lessee)		                                (ELEX)

BY      /s/  VA Paccapaniccia		            BY /s/  JoDee B. Pettine

TITLE   Senior VP Finance and CFO		    TITLE President


Signed in my presence in the             Signed in my presence in the State of
Commonwealth of Pennsylvania             New Jersey

/s/  Diane Haeselin,  Notary		 /s/  Sharon McCarty,  Notary

Notarial Seal		                  SHARON MCCARTY
Diane Haeselin, Notary Public             NOTARY PUBLIC OF NEW JERSEY
Middletown Twp., Bucks County             MY COMMISSION EXPIRES MARCH 27, 1999
My Commission Expires May 12, 2001
Member, Pennsylvania Association of Notaries'





	                                              LEASE #980715

THE ELEX GROUP, INC., a New Jersey corporation, whose address is P.O. Box 14, Medford, New Jersey 08055 ("ELEX"), hereby leases to ICT GROUP, INC., a Pennsylvania corporation whose address is 800 Town Center Drive, Langhorne, PA 19047

('Lessee"), and Lessee hereby hires and takes from ELEX, the equipment described in Schedule A attached hereto and made a part hereof ('Equipment"), at the rent and upon the terms and conditions herein set forth:

1. Location of Original Use: 1398 South Woodland Blvd., DeLand FL 32720

2. Initial Term: Commencing on the first day of the month following the Date of Acceptance of the Equipment under Lease and expiring Sixty (60) months thereafter.

3. Rental: Monthly Rent: $ 35,590.00	Security Deposit: $ 71,180.00 	Advanced
   Rentals: $ None

   Total Rent: $ Payable in Sixty (60) successive equal monthly installments of Thirty Five Thousand Five Hundred Ninety Dollars and No Cents ($35,590.00) each plus the Additional Rent specified in the Special Provision For Terminal Rental Adjustment.

Each installment shall be due upon the first day of each and every month after the Date of Acceptance of the Equipment, except for the first monthly installment thereof and any Security which is due upon the execution of this Lease. Additionally the Lessee shall pay to ELEX an interim rent for the period from the Date of Acceptance of the Equipment to the first day of the month following such date ('Interim Rent Period"). Said interim rent shall be that proportion of a monthly rent installment which bears the same ratio as the number of days of the Interim Rent Period bears to thirty (30) days, and shall be payable on the first day of the month following the Interim Rent Period.

4. Reports and Payment of Rental: Lessee shall make all payment and send all notices to ELEX at the address of ELEX set forth above, or at such other address as ELEX may, from time to time, designate in writing.

5. Liability Insurance: Lessee shall provide and maintain the following liability insurance:

A. Public Liability Bodily Injury, not less than $500,000 per one person, $1,000,000 per one accident.

B. Property Damage, not less than $500,000.

6. Confession of Judgment: In the event of any default by Lessee under this Lease as provided in Paragraph 20) of the Agreement For Leasing, Lessee hereby empowers any Prothonotary, Clerk of Court or attorney of any Court of Record to appear for Lessee and, with or without complaint filed, confess judgment, or a series of judgments, against Lessee in favor of ELEX or any assignees of ELEX, as of any term, present or future, for all or any part of the rent specified in this Lease and then unpaid including at ELEX's option the rent for the entire unexpired balance of the term of this Lease and all other charges, payments, costs and expenses reserved as rent or additional rent, together with interest thereon, costs of suit and an attorney's commission for collection of five (5%) percent of the total of the foregoing sums; but in any event said attorney's commission shall be not less than One Thousand Dollars ($1,000.00); and for so doing, this Lease or a copy hereof, verified by affidavit, shall be a sufficient warrant; and the said judgment from and after entry thereof, shall bear interest at the highest rate of interest a judgment may bear under the laws of the State of New Jersey.

Lessee hereby waves the benefit of any laws which might now or hereafter authorize the stay of any execution to be issued on any judgment recovered on this Lease or the exemption of any property from levy or sale thereunder. Lessee also waives and releases ELEX or any assignee of ELEX and said attorney, from all errors, defects and imperfections whatsoever of a procedural nature in the entering of any judgment or any process or proceedings relating thereto.

7. WARRANTIES AND REPRESENTATIONS: LESSEE DOES HEREBY AGREE THAT EACH UNIT IS OF A SIZE, DESIGN, CAPACITY AND MATERIAL SELECTED BY LESSEE, AND THAT LESSEE IS SATISFIED THAT EACH SUCH UNIT IS SUITABLE FOR LESSEE'S PURPOSES, AND SUFFICIENTLY DURABLE UNDER THE CONDITIONS OF USAGE THEREOF BY LESSEE, AND THAT ELEX MAKES NO REPRESENTATION OR WARRANTY WITH RESPECT TO THE SUITABILITY, DURABILITY, MERCHANTABILITY OR FITNESS FOR ANY PURPOSE OF ANY UNIT OR ANY OTHER REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT THERETO.

8. Special Provisions: The following special provisions shall be incorporated herein by reference:

Special Provision For Option To Purchase
Special Provision For Option To Renew
Special Provision For Option To Early Terminate
Special Provision For Terminal Rental Adjustment

"This is Counter-part No. 2 of 3 signed counterparts. A security interest in this Lease may be created only by possession of Counter-part No. 1."


I


9. By the execution hereof, there are incorporated and made a part hereof for all purposes, as though set forth herein at length, each and all of the terms, conditions and provisions of Paragraphs 2 through 5 of the Agreement For Leasing dated September 1998 between Lessee and THE ELEX GROUP, INC. a copy of which is attached hereto. Unless specifically defined in this Lease the defined terms used herein shall have the same meaning as set forth in the Agreement For Leasing.

10. UPON ACCEPTANCE OF THE EQUIPMENT, THIS LEASE SHALL CONSTITUTE A NONCANCELABLE NET LEASE COVERING THE EQUIPMENT. LESSEE'S OBLIGATIONS TO PAY ALL RENT AND OTHER AMOUNTS WHEN DUE AND TO PERFORM AS REQUIRED UNDER THIS LEASE ARE UNCONDITIONAL AND IRREVOCABLE- SUCH OBLIGATIONS ARE NOT SUBJECT TO CANCELLATION, MODIFICATION, REPUDIATION, REVOCATION OR EXCUSE. LESSEE SHALL NOT BE ENTITLED TO ANY ABATEMENT, REDUCTION, OFFSET OR COUNTERCLAIM WITH RESPECT TO THESE OBLIGATIONS FOR ANY REASON WHATSOEVER, WHETHER ARISING OUT OF CLAIMS AGAINST ELEX, THE MANUFACTURER OR SUPPLIES' DEFECT IN, LACK OF FITNESS FOR USE OF, LOSS OF POSSESSION OR USE OF OR DAMAGE OR DESTRUCTION OF THE EQUIPMENT, ANY PROHIBITION AGAINST USE OR OTHERWISE.

11. Lessee warrants and agrees that it has not and will not use or operate any Unit(s) of Equipment prior to the Date of Acceptance of the Unit(s) under Lease. In order to assure ELEX of the tax benefits available to an owner of Equipment with whom the first use begins the parties incorporate herein the provisions of "Schedule C" attached hereto.

This Lease shall inure to the benefit of and shall be binding upon ELEX and Lessee, their assigns and successors.

12. IN WITNESS WHEREOF, the parties hereto have hereunto caused this Lease to be duly executed as of the 24th day of September 1998.

ICT GROUP, INC. (Lessee)                      THE ELEX GROUP, INC.


BY  /s/  VA Paccapaniccia		      BY /s/  JoDee B. Pettine
TITLE Senior VP Finance and CFO               TITLE President


ATTEST: /s/ Robert Hawling,  VP Facilities


Signed in my presence in                 Signed in my presence in the State of
the Commonwealth of Pennsylvania         New Jersey

/s/  Diane Haeselin,  Notary		 /s/ Sharon McCarty,  Notary

Notarial Seal		                 SHARON MCCARTY
Diane Haeselin, Notary Public            NOTARY PUBLIC OF NEW JERSEY
Middletown Twp., Bucks County
MY COMMISSION EXPIRES MARCH 27, 1999
My Commission Expires May 12, 2001
Member, Pennsylvania Association of Notaries'




                           SCHEDULE A

Page	1	of 1	Pages

DESCRIPTION OF EQUIPMENT

Manufacturer:	Aspect, Commercial Business Interiors, Interior Concepts,
Centercore, IKON Office Solutions, AFO Consulting, Marshall B. Bone, Inc., Kronos, DeLand Heating & Air Conditioning Co., Florida Electric Works

Location: 1398 South Woodland, Deland FL 32720

QTY.	MODEL#	DESCRIPTION	SERIAL NUMBER


VARIOUS FURNITURE AND FIXTURES AND TELECOMMUNICATIONS EQUIPMENT

                             SCHEDULE B

CASUALTY LOSS AND TERMINATION VALUE SCHEDULE

Casualty Loss Occurring or Notification of Termination Given After Casualty Termination
Rental Payment Number	    Loss Values*    Values*

	0	              115

       12	               98

       24	               81	       72.90

       36	               59	       55.50

       48	               38	       35.90

       60	               10	       10.00

*Values are given as a percentage of original cost.

LB16T60	Lease Number 	980715




                               SCHEDULE C

                  Indemnity for Loss of Depreciation

If ELEX shall not be entitled to a deduction with respect to ELEX's full cost of any Unit of Equipment list in Schedule A of this Lease based upon The Accelerated Cost Recovery System provided by Section 168 of the Internal Revenue Code of 1986, as amended, in the amounts specified in Section 168 (b) (1) thereof for Recovery Property defined therein as having a class life of 5-Year Property (Deduction") then Lessee shall pay to ELEX within 30 days of ELEX's demand, as additional rent hereunder, an amount which, after deduction of all taxes required to be paid by ELEX in respect of the receipt thereof, shall be equal to the sum of (x) an amount equal to the additional taxes paid or payable by ELF-X in consequence of the failure to obtain the benefit of such Deduction and (z) any interest or penalty which may be assessed against ELEX in connection with such inability to obtain the benefit of such Deduction, all of which amounts shall be payable on written demand made at any time after payment of the additional income tax. Notwithstanding the indemnity given by Lessee hereby, it is understood and agreed that ELEX shall have full control over the filing of its tax returns and any and all negotiations with tax authorities with respect thereto; and shall be the sole judge of the terms upon which it is appropriate to settle any controversy with the taxing authorities with respect thereto. Without limiting the generality of the preceding sentence, in the event of any such controversy, ELEX shall, to the extent practicable, notify Lessee of, and consult with Lessee in connection with, any negotiations with tax authorities relative to such controversy. The term, "tax return" as used herein shall include any tax return filed separately by ELEX or any consolidated return in the filing of which ELEX may join with an affiliated corporation.

L-C1951	Lease Number
	980715




                Special Provision For Option To Purchase

In the event that the Lease has not been earlier terminated and that no default has occurred Lessee may, by written notice delivered to ELEX at least one hundred eighty (180) days prior to the expiration date of the term or any previously extended term (the "Expiration Date"), elect to purchase the Equipment then subject to the Lease for a purchase price equal to the "Fair Market Value" thereof as of the end of such term, such purchase to be on an as-is, where-is basis, without representation or warranty, expressed or implied, of any kind whatsoever by ELEX. As used in this Section, "Fair Market Value" shall be determined by ELEX and Lessee on the basis of what would be obtained in an arm's length transaction between an informed and willing buyer (other than a buyer currently in possession or a used equipment dealer) and an informed seller under no compulsion to sell, and in determining such amount (i) the cost of removal from the location of current use shall not be a deduction from such amount and (6) it shall be assumed that each Unit is in the condition required by the Lease. If on or before sixty (60) days prior to the Expiration Date ELEX and Lessee are unable to agree upon "Fair Market Value", such Fair Market
Value shall be determined by an independent appraiser mutually agreed upon by ELEX and Lessee within (10) days after selection, or failing such agreement, by a panel of three independent, qualified appraisers one of whom shall be selected by ELEX, the second by Lessee and third appointed by the first two selected all within the ten (10) days. The appraiser or panel of appraisers, as the case may be, shall make its determination within a period of thirty (30) days following appointment. The determination so made shall be conclusively binding upon both ELEX and Lessee. The expenses and fees of all appraisers shall be borne by Lessee.

SP-OTI'95	Lease Number
	980715



                     Special Provision For Option To Renew

(1) Renewal Option. In the event that the Lease has not been earlier terminated and that no default has occurred and is continuing, Lessee shall have the option to extend the term of Us Lease or prior extensions thereof with respect to the Equipment for a period specified by Lessee but in any event each extension shall be for not less than six (6) months in duration ('Additional Term"), commencing on the expiration date of the term or any previously extended term (the "Expiration Date") if notice of the exercise of such option is given by Lessee in Writing to ELEX at least one hundred eighty (180) days prior to the Expiration Date of its intention to extend the term of this Lease for the Additional Term.

(2) Rentals During Additional Term. The rental to be paid during all such extensions shall be an amount equal to "Fair Market Rental" as of the commencement of the Additional Term, payable in advance in equal and consecutive monthly installments on each monthly anniversary of the Expiration Date commencing with the Expiration Date. As used in this section, the term "Fair Market Rental" shall mean an amount equal to the aggregate net rental which would be obtained in an arm's length transaction between an informed and willing lessee (other than a lessee in possession or a used equipment dealer) and an informed and willing lessor under no compulsion to lease, and in determining such amount (i) the cost of removal from the location of current use shall not be a deduction from such amount and (~) it shall be assumed that at the time of the commencement of such Additional Term, each Unit is in the condition required by the Lease. If on or before sixty (60) days prior to the Expiration Date, ELEX and Lessee are unable to agree upon a determination of Fair Market Rental, such Fair Market Rental shall be determined by an independent appraiser mutually agreed upon by ELEX and Lessee within ten (10) days after selection, or failing such agreement, by a panel of three independent qualified appraisers, one of whom shall be selected by ELEX, the second by Lessee and the third appointed by the first two selected all within the ten (10) days. The appraiser or panel of appraisers, as the case may be, shall make its determination within a period of thirty (30) days following appointment. The determination so made shall be conclusively binding upon both ELEX and Lessee. The expenses and fees of all appraisers shall be borne by Lessee.

SP-OTR95	Lease Number
	980715




                     Special Provision For Early Termination

(1) If during the Initial Term all or part of the Equipment becomes obsolete or surplus to Lessee's requirements, and provided no default has occurred, Lessee may at any time after the thirty sixth (36th) month, upon not less than ninety
(90) days prior written notice to ELEX, terminate,the Lease with respect to such Equipment, or any Unit(s) thereof, ("Terminated Unit(s)"j, as of any succeeding rental payment date specified in said notice (Termination Date").

(2)On the Termination Date the Lessee shall return the Terminated Unit(s) to ELEX pursuant to the provisions of sub-paragraph 2(h) of the Agreement For Leasing.

(3) Following the giving of written notice to terminate the Lease as to any Unit
s), ELEX and Lessee shall endeavor to obtain bids for the purchase or lease of the Terminated Unit(s) on an as-is, where-is basis and without representations or warranties, expressed or implied, of any kind whatsoever.

(4) Upon the Termination Date, Lessee shall pay ELEX the regular monthly installment of rent, without any abatement as described in paragraph ten (10) hereof, plus the net Termination Value, which shall be deemed to be the amount, if any, by which the Termination Value, defined in paragraph seven (7) hereof, exceeds the net amount received by ELEX for the Terminated Unit (s).

(5) If by the Termination Date a satisfactory bidder(s) has not been obtained for the sale or lease of all of the Terminated Unit(s), ELEX shall within ninety
(90) days after the return of the remaining Unit(s) to ELEX sell or lease the Unit(s) for the highest offer then available.

(6) Lessee shall be refunded an amount equal to the proceeds of the sale or the present value of the lease, as defined in paragraph eight (8) hereof, less the actual expenses incurred by ELEX in making the sale(s) or lease(s), including, without limitation, storage, insurance, advertising, sales taxes and attorneys' fees for the Terminated Unit(s) and, but in no event shall the refund be in excess of the net Termination Value previously paid by Lessee to ELEX

(7) The Termination Value shall be computed by multiplying ELEX 's original cost for the Terminated Unit(s) as shown on Schedule A of the Lease, by the applicable termination percentage shown on Schedule B of the Lease (Termination Value').

(8) The present value of a lease shall be deemed to be equal to the aggregate net rentals of such lease discounted at a rate equal to three percent (3%) over the average then current prime interest rate or equivalent thereof charged by the three largest New York commercial banks on the Termination Date.

(9)In the event that no bidder has been obtained for the sale or lease of all of the Terminated Unit(s) -, within ninety (90) days after the Termination Date, ELEX shall transfer ownership of the Unit(s) to Lessee.

(10) In the event of termination of the Lease as to any Unit(s), the amount of each remaining installment of rent as provided in the Lease shall be reduced and abated by the same percentage as ELEX's original cost of such Terminated Unit(s) bears to the total original cost of all Unit(s) as shown in Schedule A of the Lease.

SP-PPM5	Lease Number
980715 -




                   SPECIAL PROVISION FOR TERMINAL RENTAL ADJUSTMENT

(1) Since the rental payments due under the Lease are based upon the anticipated residual value of the Equipment being equal to or greater than 10% of the original cost, as shown on Schedule A of the Lease, ("Residual Value"), it is agreed that notwithstanding anything to the contrary contained herein Lessee shall pay to ELEX prior to the termination of the Term of the Lease ("Termination Date") as "Additional Rent" the amount, if any, by which the Termination Value, as specified on Schedule B of the Lease, exceeds the net proceeds received as of the date thereof from the sale of the Equipment.

(2) Following the giving of written notice to terminate the Lease, ELEX and Lessee shall endeavor to obtain bids for the purchase of the Units of Equipment on an as-is, where-is basis and without representations or warranties, express or implied, of any kind whatsoever. Within ninety (90) days after the Termination Date, ELEX shall sell said Unit(s) for the highest offer then available. Upon such sale, Lessee shall be refunded an amount equal to the proceeds of the sale less the actual expense incurred by ELEX in making the sale, including, without limitation, storage, insurance, advertising, sales taxes and attorneys' fees, but in no event shall the refund be in excess of the Additional Rent previously paid.

(3) In the event that no bidder has been obtained for the sale of all of the Units of Equipment within ninety (90) days after the Termination Date, ELEX may at its option transfer title to Lessee for those Units of Equipment which have not been sold.

SPFTRA1981	Lease # 980715



             AGREEMENT FOR THE PURCHASE OF EQUIPMENT UNDER LEASE

By and between The ELEX Group, Inc., a New Jersey corporation whose address is P.O. Box 14, Medford, New Jersey 08055 ("ELEX"), and ICT GROUP, INC., a Pennsylvania corporation whose address is 800 Town Center Drive, Langhorne, PA 19047 ("Lessee").

                          WITNESSETH:

WHEREAS, ELEX and Lessee have entered into a lease covering the equipment set forth on Schedule A attached hereto and made a part hereof ("Equipment") dated September 1998 -#980715 ("Lease"); and

WHEREAS, the parties now wish to modify some of the terms and conditions of the Lease;

NOW, THEREFORE, in consideration of the mutual promises set forth hereinafter and in the Lease and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, it is hereby agreed as follows:

1) In the event that the Lease has not been earlier terminated and that no continuing default is then occurring, either party may, by giving written notice to the other party at least one hundred eighty (180) days prior to the expiration date of the term of the Lease ("Expiration Date"), elect to have the equipment then subject to the Lease purchased by the Lessee on the Expiration date for a purchase price equal to ten percent (10%) of the original cost of the Equipment, such purchase to be on an as-is, where-is basis, without representation or warranty, expressed or implied, of any kind whatsoever by ELEX

2) In the event of a conflict between the provisions of the aforesaid Lease and this Agreement, the provisions of this Agreement shall govern.

In witness whereof, the parties hereto have caused this Agreement For The Purchase Of Equipment

Under Lease to be duly executed this 24th  day of September 1998.

ICT GROUP, INC.		                           THE ELEX GROUP, INC.
(Lessee)                                           (ELEX)

By:   /s/  VA Paccapaniccia		           By: /s/  JoDee B. Pettine

Title:  Sr VP Finance  and CFO		          Title:  President








                      LESSEE'S CONSENT AND AGREEMENT

The undersigned ("Lessee") acknowledges receipt of notice that ELEX will execute the attached Collateral Assignment(s), relating to the Lease of even date herewith ("Lease"), and for good and valuable consideration, receipt whereof is hereby acknowledged, Lessee hereby consents to the execution and delivery of said Collateral Assignment(s) and to all the terms and provisions thereof and agrees that upon notice to the Lessee of such Collateral Assignment(s):

(a) The Lessee will pay directly to the last Assignee or to whomsoever such Assignee shall direct (i) all rent and other moneys due and to become due from the Lessee as set forth in the Lease, (ii) all amounts payable by reason of acceleration of the liability of the Lessee for such rent or other moneys and
(iii) all other amounts at any time owing under the Lease by the Lessee.

(b) The Lessee will not assert against such last Assignee, or against whomsoever such Assignee shall have directed payment to be made, any defense, setoff or counterclaim (including recoupment against, or other diminution of, amounts payable by the Lessee to such Assignee) which it may have against ELEX or anyone, whether arising under the Lease, hereunder or otherwise. Lessee acknowledges that any assignment or transfer by ELEX shall not materially change Lessee's duties or obligations under the Lease.

(c) The Lessee will not modify or consent to any modification of the terms of the Lease without the written consent of ELEX and such last Assignee.

(d)All obligations and warranties of ELEX contained in the Lease shall be and remain enforceable by the Lessee against and only against ELEX and its successors and assigns and not against the Collateral Assignee.

(e)Any assignment executed and delivered pursuant to the right reserved to ELEX and its assignees in Paragraph 2(k) of the Agreement for Leasing shall be deemed to be included within this Consent and Agreement.

Dated:	September 24, 1998	                  ICT GROUP, INC.

	                                          (Lessee)

	                                          BY /s/  VA Paccapaniccia

	                                          Title  Sr. VP Finance and CFO

SEAL

Attest  Robert Hawling  VP Facilitie


                                  EXHIBIT I

                          CERTIFICATE OF ACCEPTANCE

TO: 	THE ELEX GROUP, INC. ("ELEX")

I, a duly appointed inspector and authorized representative of ICT GROUP, INC., a Pennsylvania corporation whose address is 800 Town Center Drive, Langhorne, PA 19047

("Lessee"), do hereby certify in accordance with the Lease dated September 1998 between Lessee and ELEX that (i) I do accept the Unit(s) of Equipment listed in the Schedule A attached hereto and made a part hereof which has (have) a purchase price of $ 1,987,056 (ii) the Date of Acceptance is as set forth below and (iii) the Unit(s) has (have) been delivered and installed at:

1398 South Woodland Blvd., DeLand FL 32720

The execution of this Certificate of Acceptance will in no way relieve or decrease the responsibility of any manufacturer of any Unit(s) of Equipment for any warranties it has made with respect to any Unit(s) of Equipment.

                                                  ICT GROUP-INC.(Lessee)

                                                  BY  /s/  VA Paccapaniccia

                                                  (Person authorized to sign)
                                                  TITLE   Sr VP Finance and CFO
                                                  DATE   9/24/98




Signed in my presence in            Signed in my presence in the
the Commonwealth of Pennsylvania    State of New Jersey
/s/  Diane Haeselin,  Notary	    /s/  Sharon McCarty,  Notary

Notarial Seal                            SHARON MCCARTY
Diane Haeselin, Notary Public               NOTARY PUBLIC OF NEW JERSEY
Middletown Twp., Bucks County      MY COMMISSION EXPIRES MARCH 27, 1999
My Commission Expires May 12, 2001
Member, Pennsylvania Association of Notaries'


                                                     THE ELEX GROUP, INC
                                                     (ELEX)



                                                     BY  JoDee B. Pettine

                                                     TITLE  President


                      TRANSFER & ASSUMPTION AGREEMENT


	Assumption Agreement made by and between ICT Group, Inc., ("Lessee"), Boston Communications Group, Inc. ("Transferee"), The ELEX Group, Inc., ("Lessor"), and JEFFERSON BANK ("Jefferson"), a corporation organized under the Banking Laws of the State of Pennsylvania ("Assignee").

	WHEREAS, Lessee is presently indebted to Lessor under an Agreement for Leasing dated March 29, 1999 and Lease #990727 (collectively the "Lease") between Lessee and ELEX, and duly assigned to Jefferson, copies of which Lease, delivery and acceptance receipt, sale and Collateral Assignment by ELEX to Jefferson, notice of assignment and financing statements filed with the Secretary of State of Pennsylvania and Florida, with regard to the following equipment, are annexed hereto as Exhibit A.

SEE ATTACHED SCHEDULE "A"
and,
	WHEREAS, Lessee has agreed to sell, transfer and assign its interest in such equipment and Lease to Transferee, and Transferee has agreed to assume all of Lessee's obligations to Lessor:
	NOW, THEREFORE, IT IS AGREED:
	1.  	Lessee hereby assigns and sets over to Transferee all of
Lessee's rights, title and interest in, under and to the Lease.

	2.	Rent Balance	All of the parties acknowledge that the balance
due to Lessor as of the date hereof is payable in the manner set forth in the Lease, or other evidences of indebtedness and any other documents, waivers or agreements in connection therewith heretofore executed by Lessee (herein collectively referred to as the "Obligations").

        3.	Rent Payments  Lessee and Transferee hereby agree jointly and severally to pay and discharge the lease payments and all other amounts payable under the Obligations to Lessor or its successors and assigns, in accordance with the terms of the Obligations and upon execution of this Agreement, to pay to Jefferson Bank the monthly installments of $18,395.00 for the next 47 remaining months including the installment beginning with 11/1/99.

       4.	Assumption  Transferee hereby assumes and agrees to perform all the covenants of Lessee set forth in the Obligations.

       5.	Lease Terms	All terms, conditions, and covenants of the
Obligations shall remain unchanged and shall continue to remain in full force and effect.

       6.	Estoppel  Lessee and Transferee hereby warrant, represent, and covenant that the Obligations are not subject to any disputes, offsets, or counterclaims of any kind or nature whatsoever.

       7.	Security  Transferee acknowledges that Lessor has a valid first security interest in the equipment and in confirmation thereof agrees to execute all financing statements and other documents which Lessor may, in its sole discretion, deem necessary to protect such security interest.

       8.	Consent and Release  Lessor and Assignee hereby consent to the aforesaid transfer by Lessee to Transferee, and hereby agrees that Lessee is hereby released and forever discharged from any and all Obligations arising from the Lease which is the subject hereof.

       9.       Lessee hereby warrants and represents:
                a. That Lessee is not in breach of any of the terms and
                   conditions of said Lease and is current in the payment of all rent, additional rent, utilities and other payments due under the terms of said Lease.

                b. That Lessee has not assigned any of its rights under the
                   Lease to any third party.

                c. That Lessee has full corporate power and authority to enter into this Transfer & Assumption Agreement ("Agreement") and to carry out its obligations hereunder, that the execution and delivery hereof have been duly authorized by the Board of Directors of Lessee and no other corporate proceedings on the part of Lessee are necessary to authorize this Assignment and that the Agreement constitutes the valid and binding obligations of Lessee.

                d. That the execution, delivery and performance of this
                   Agreement by Lessee do not require the consent, waiver, approval, or authorization of any person or authority (other than the Lessor of the Lease) and will not violate, result in a breach of or the acceleration of any obligation under or constitute a default under, any provision of any charter, by-law, indenture, mortgage, lien, lease, agreement, contract, instrument, order, judgment, decree, ordinance, or regulations or any restriction to which any property of Lessee is subject or by which Lessee is bound or affected.

     10.        Lessee hereby warrants and represents:

                a. That all equipment assigned hereunder is in good working order and that all documentation relating to such equipment will be provided to Transferee upon execution of this agreement.

                b. That it has inquired of all providers of equipment assigned hereunder and software operating on such equipment and has obtained assurances from such providers that the equipment and software are year 2000 compliant.

     11.        Transferee hereby represents and warrants:

                a. That Transferee has a copy of the Lease, including the
                   Lessees Consent and Agreement, The Certificate of Acceptance and all relating documents of the Lease and that Transferee agrees to all the terms and conditions of all documents relating to the Lease.

     12. This Agreement shall be binding upon the successors and assigns of the parties. The parties shall execute and deliver such further or additional documents as may be necessary to evidence or carry out the provisions of this Agreement.

     13. This Transfer and Assumption Agreement shall become effective upon the consummation of the Transaction, the signing hereof by both Lessee and Transferee and the execution by the Lessor of the consent hereto in the form set forth below.


Transferee:					Lessee:
Boston Communications Group Inc.		ICT Group, Inc.

By:  /s/  Karen A. Walker			By:  /s/  V A Paccapaniccia
Title:  Chief Financial Officer			Title Sr. VP Finance & CFO

CONSENTED TO:				        CONSENTED TO:
Assignee:					Lessor:
JEFFERSON BANK				        The ELEX Group, Inc.

By: /s/  B W Galley			 	By:  JoDee B. Pettine
Title:  Vice President				Title:  President























                         TRANSFER & ASSUMPTION AGREEMENT


	Assumption Agreement made by and between ICT Group, Inc., ("Lessee"), Boston Communications Group, Inc. ("Transferee"), The ELEX Group, Inc., ("Lessor"), and JEFFERSON BANK ("Jefferson"), a corporation organized under the Banking Laws of the State of Pennsylvania ("Assignee").

	WHEREAS, Lessee is presently indebted to Lessor under an Agreement for Leasing dated March 29, 1999 and Lease #990727 (collectively the "Lease") between Lessee and ELEX, and duly assigned to Jefferson, copies of which Lease, delivery and acceptance receipt, sale and Collateral Assignment by ELEX to Jefferson, notice of assignment and financing statements filed with the Secretary of State of Pennsylvania and Florida, with regard to the following equipment, are annexed hereto as Exhibit A.

                             SEE ATTACHED SCHEDULE "A"
and,
	WHEREAS, Lessee has agreed to sell, transfer and assign its interest in such equipment and Lease to Transferee, and Transferee has agreed to assume all of Lessee's obligations to Lessor:
	NOW, THEREFORE, IT IS AGREED:
	1.  	Lessee hereby assigns and sets over to Transferee all of
Lessee's rights, title and interest in, under and to the Lease.

	2.	Rent Balance	All of the parties acknowledge that the balance
due to Lessor as of the date hereof is payable in the manner set forth in the Lease, or other evidences of indebtedness and any other documents, waivers or agreements in connection therewith heretofore executed by Lessee (herein collectively referred to as the "Obligations").

        3.	Rent Payments  Lessee and Transferee hereby agree jointly and severally to pay and discharge the lease payments and all other amounts payable under the Obligations to Lessor or its successors and assigns, in accordance with the terms of the Obligations and upon execution of this Agreement, to pay to Jefferson Bank the monthly installments of $18,395.00 for the next 47 remaining months including the installment beginning with 11/1/99.

        4.	Assumption  Transferee hereby assumes and agrees to perform all the covenants of Lessee set forth in the Obligations.

        5.	Lease Terms	All terms, conditions, and covenants of the
Obligations shall remain unchanged and shall continue to remain in full force and effect.

        6.	Estoppel  Lessee and Transferee hereby warrant, represent, and covenant that the Obligations are not subject to any disputes, offsets, or counterclaims of any kind or nature whatsoever.

        7.	Security  Transferee acknowledges that Lessor has a valid first security interest in the equipment and in confirmation thereof agrees to execute all financing statements and other documents which Lessor may, in its sole discretion, deem necessary to protect such security interest.

        8.	Consent and Release  Lessor and Assignee hereby consent to the aforesaid transfer by Lessee to Transferee, and hereby agrees that Lessee is hereby released and forever discharged from any and all Obligations arising from the Lease which is the subject hereof.

       14.      Lessee hereby warrants and represents:
                e. That Lessee is not in breach of any of the terms and
                   conditions of said Lease and is current in the payment of all rent, additional rent, utilities and other payments due under the terms of said Lease.

                f. That Lessee has not assigned any of its rights under the
                   Lease to any third party.

                g. That Lessee has full corporate power and authority to enter into this Transfer & Assumption Agreement ("Agreement") and to carry out its obligations hereunder, that the execution and delivery hereof have been duly authorized by the Board of Directors of Lessee and no other corporate proceedings on the part of Lessee are necessary to authorize this Assignment and that the Agreement constitutes the valid and binding obligations of Lessee.

                h. That the execution, delivery and performance of this
                   Agreement by Lessee do not require the consent, waiver, approval, or authorization of any person or authority (other than the Lessor of the Lease) and will not violate, result in a breach of or the acceleration of any obligation under or constitute a default under, any provision of any charter, by-law, indenture, mortgage, lien, lease, agreement, contract, instrument, order, judgment, decree, ordinance, or regulations or any restriction to which any property of Lessee is subject or by which Lessee is bound or affected.

       15.       Lessee hereby warrants and represents:

                c. That all equipment assigned hereunder is in good working order and that all documentation relating to such equipment will be provided to Transferee upon execution of this agreement.

                d. That it has inquired of all providers of equipment assigned hereunder and software operating on such equipment and has obtained assurances from such providers that the equipment and software are year 2000 compliant.

       16.      Transferee hereby represents and warrants:

                b. That Transferee has a copy of the Lease, including the
                   Lessees Consent and Agreement, The Certificate of Acceptance and all relating documents of the Lease and that Transferee agrees to all the terms and conditions of all documents relating to the Lease.

       17. This Agreement shall be binding upon the successors and assigns of the parties. The parties shall execute and deliver such further or additional documents as may be necessary to evidence or carry out the provisions of this Agreement.

       18. This Transfer and Assumption Agreement shall become effective upon the consummation of the Transaction, the signing hereof by both Lessee and Transferee and the execution by the Lessor of the consent hereto in the form set forth below.


Transferee:					Lessee:
Boston Communications Group Inc.		ICT Group, Inc.

By:  /s/  Karen A. Walker			By:  /s/  V A Paccapaniccia
Title:  Chief Financial Officer			Title Sr. VP Finance & CFO

CONSENTED TO:				        CONSENTED TO:
Assignee:					Lessor:
JEFFERSON BANK				        The ELEX Group, Inc.

By: /s/  B W Galley				By:  JoDee B. Pettine
Title:  Vice President				Title:  President





                                    AGREEMENT FOR LEASING

THIS AGREEMENT by and between THE ELEX GROUP, INC, a New Jersey corporation, whose address is P.O. Box 14, Medford, New Jersey 08055 ("ELEX"), and ICT GROUP, INC., a Pennsylvania corporation whose address is 800 Town Center Drive, Langhorne, PA 19047

                                                                 ("Lessee").
                                         WITNESSETH

	WHEREAS, Lessee desires to lease items of equipment from ELEX or certain lessors represented by ELEX, and ELEX is willing to arrange such leases; and

	WHEREAS, the parties wish to set forth in full certain terms to be incorporated in all leases to be executed pursuant to this Agreement For
Leasing:

NOW THEREFORE, in consideration of the mutual covenants herein contained and intending to be legally bound hereby,it is agreed as follows:

1. Leasing. Lessee hereby authorizes ELEX, and ELEX agrees to use its best efforts to arrange leases of equipment wherein Lessee shall be the lessee and ELEX or the other party or parties represented by ELEX shall be the lessor. Such leases shall cover such equipment and shall contain such provisions respecting payments, terms, covenants, conditions and provisions ("Provisions') as the respective parties thereto may agree. Lessee will execute such leases when ELEX or a lessor secured by ELEX is ready to enter into such leases. ELEX shall make all arrangements between Lessee, and all lessor(s) represented by ELEX.

2. Lease Provisions. Each such lease, ("Lease") shall, in addition to its Provisions, incorporate by reference all of the following terms and conditions, covenants and provisions (the term "ELEX" as used hereafter, being deemed to refer to the lessor under each such Lease; the term "Unit" being deemed to refer to each item of equipment described in and covered by a Lease; the term "Equipment" being deemed to refer to all items of equipment described in and covered by a Lease; and the term "Date of Acceptance" being deemed to refer to the date a Unit is available to be placed in service for its intended purpose):

(a)	Term. The Lease of the Equipment shall commence as of the date thereof and shall continue in full force and effect until terminated by either party as of any succeeding rental payment date, upon not less than one hundred eighty days prior written notice to the other party; provided, however, that the term of the Lease shall in no event be less than the period specified as the "Initial Term' in the Lease covering such Equipment.

If any term shall be extended or any renewal options shall be exercised, the word "term" as used herein shall be deemed to refer to the Initial Term and all extended or renewal terms of any Lease hereto, and all provisions of this Agreement For Leasing shall apply during extended or renewal terms.

(b)	Rent. As used herein, "rent" for the Equipment shall be the "total rent"
specified in the Lease, payable in successive installments at the times set forth in the Lease. It is understood and agreed by the Lessee that such 'total rent" shall be of the essence of the Lease and that ELEX shall be entitled to the payment of the full amount thereof in consideration of the letting of the Equipment, including payment of the then outstanding balance of such total rent (plus all other sums due under the Lease) in the event of the happening of any default specified in Paragraph 20) below, subject to reduction only as provided in Paragraph 20)(2)(b). Rent shall be paid to ELEX at its address specified in the Lease, or as otherwise directed by ELEX free from all claims, demands, or setoffs against ELEX the manufacturer of the Equipment or any assignee of ELEX. If ELEX is subjected to any liability because of any non-compliance with the Lease or any regulatory law applicable to any of the Equipment on the part of the Lessee, then upon notice to the Lessee of the nature and/or amount thereof, the Lessee shall forthwith discharge the same, and if ELEX shall incur any expense by reason thereof, the amount of such expense shall be added to the installment of rent next falling due as additional rent.

If any installment of rent is not paid within ten (10) days following the due date thereof, a late charge equal to five percent (5%) of such installment shall be due and payable as additional rent, and there-after an additional late charge of five percent (5%) of the then unpaid installment and late charges shall be due and payable as of the eleventh day of each succeeding month thereafter until uch installment is paid.

(c)	Use, Care and Operation. Lessee shall, at its expense:

(1)	Receipt and Acceptance. Receive each Unit of Equipment at, and pay all delivery charges for each Unit to, the location of original use specified therefore; unload, and, if required, assemble and install the same.

Lessee will signify the Date of Acceptance of each Unit of the Equipment by the prompt execution and delivery to ELEX of a Certificate of Acceptance in the form attached hereto as Exhibit I ("Certificate of Acceptance"). The Lessee's execution and delivery to ELEX of the Certificate of Acceptance, signed by an officer of Lessee, shall conclusively establish as between ELEX and the Lessee that each Unit is in good operating order, repair, condition, appearance, is suitable for the purpose of Lessee and the Lease, conforms to the specifications applicable thereto and that such unit has not been used or operated prior to the Date of Acceptance indicated therein. Such acceptance shall not affect Lessee's claims against the manufacturer or manufacturer's warranties.

(2) Fees and Taxes. Pay, and file any necessary returns with respect to, all license fees, assessments or other governmental charges, and sales, use, gross receipts, personal property, and other tax or taxes, now or hereafter imposed by any state, federal or local government or agency upon any Unit or upon the leasing, use or operation thereof, or upon the receipt of rentals therefore or earnings arising therefrom (excluding taxes imposed on ELEX's net income, except any such taxes which are in substitution for, or relieve the Lessee from, the payment of taxes which it would otherwise be obligated to pay or reimburse as herein provided) before the same shall become in default or subject to the
(3) payment of any penalty or interest and supply ELEX with receipts or other evidence of payment satisfactory to ELEX; Lessee shall promptly reimburse ELEX for all property taxes, or levies assessed upon any Unit, paid by ELEX however, there shall be no obligation of ELEX to make payment of any property taxes assessed upon any Unit.

(3)	Maintenance. At all times keep and maintain each Unit in good working order, repair, and appearance; install, keep, and maintain C., each Unit such insignia and identification as ELEX may designate, and certify that such has been done; make any and all necessary repairs and replacements. thereto in order that each Unit, its components and accessories, shall continue to fulfill their intended function or use; and keep and operate the same as specified in the Lease therefore; except that Lessee shall not, without ELEX's prior written consent, affix or install any accessory, equipment, device, advertising matter or insignia to any Unit. ELEX passes through to Lessee all warranties of the manufacturer of the Equipment and Lessee shall have the right to, and will, directly avail itself of all warranties and representations made by the manufacturer with respect to the Equipment and ELJEX agrees to execute such documents as may be required to enable Lessee to obtain customary warranty service for each Unit of Equipment from the manufacturer.

The Lessee agrees to execute at its own expense a maintenance contract with the manufacturer of the Equipment and to keep said Contract in force until the Equipment is surrendered to ELEX. Said maintenance contract shall provide for at least the same services by the manufacturer as those furnished under the manufacturer's standard maintenance contract for nine-hour per day use of the Equipment, and shall provide for the incorporation of such engineering changes and improvements in the Equipment which arc available without additional charge as part of such services. A maintenance contract for the Equipment may not be entered into with other than the manufacturer of the Equipment without the approval of ELEX, which approval will not be unreasonably withheld.

All replacements, repairs, parts, and supplies shall be obtained at Lessee's expense and shall be performed and supplied only by such persons as shall be approved by ELEX. All replacements, repairs, parts, supplies, accessories, equipment, devices, or other items furnished or affixed to any Unit shall thereupon become ELEX's property and Lessee shall arrange that there be delivered promptly to ELEX all instruments or documents as may be necessary to evidence ELEX's original and free, clear and unencumbered title thereto and ownership thereof.

(4)	Provisioning. Provide all labor, materials, services, utilities, electric power, parts, and other supplies or items consumed by, or required for, or in connection with the recommended use of, each Unit.

(5)	Compliance with Law. Observe and comply with, and perform and execute, all laws, rules, regulations, or orders of all state, federal, and local governments or agencies which in anyway affect or relate to, or are applicable to, any Unit, or the use, operation, maintenance, or storage thereof; and Lessee shall, and does hereby, indemnify ELEX and agrees to hold ELEX harmless from any and all liability that may arise from any infringement or violation of any such law, rule, regulation, or order by Lessee, or Lessee's employees, or any other person.

(6)	Use and Operation. Not use, operate, maintain, or store any Unit improperly, carelessly, or in violation of the Lease or any instructions furnished therefore by the manufacturer or by ELEX; nor install or operate the same other than as specified in the Lease; nor permit anyone other than its authorized agents, persons, and employees, all of whom must be competent operators to operate the same, and for whom Lessee agrees to be responsible.

(7)	Non -Transferability. Not, without ELEX's prior written consent, which shall not be unreasonably withheld, let or sublet any Unit; nor lend or part with the possession of any Unit, or any part thereof; nor assign the Lease or any interest therein.

(8)	Risk Bear and assume all risk and liability for (and Lessee does hereby agree to indemnify and hold ELEX harmless from any and all claims, liens, demands, or liability arising out of the loss of or damage to each Unit, the use, operation, maintenance, and storage thereof, and the loads thereon, and the injury or death of persons and/or damage to property howsoever arising therefrom or the use therefore, or the condition of such Unit, during the continuance of the Lease and until the return of such Unit. The indemnities and assumptions of liability herein provided - continue in full force and effect notwithstanding the termination of the Lease, whether by expiration of time, by operation of law, or other.

(9)	Inspection. Upon ELEX's demand, permit ELEX, its agents oe
representatives and persons designated by ELEX to enter upon the premises where each Unit is located and to inspect each Unit, and its manner of use, at any reasonable time and from time to time.

(10)	Notice of Location. Not, without ELEX's written consent, remove any Unit from the location of original use; and at all time keep ELEX advised of the location of any Unit should Lessee remove it from the location of original use.

(d)	Representations. Lessee does hereby agree that each Unit is of a size, design, capacity, and material selected by Lessee, and that Lessee is satisfied that each such Unit is suitable for Lessee's purposes, and sufficiently durable under the conditions of usage thereof by Lessee, and that ELEX has made no representations or warranties with respect to the suitability or durability of any Unit for the purposes or uses of Lessee, or with respect to the permissible load thereof, or any other representation or warranty, express or implied, with respect thereto. Lessee understands and acknowledges that no broker or supplier, nor any salesman, broker or agent of any broker or supplier is an agent of ELEX Lessee represents to ELEX that the Equipment will be used exclusively for business or commercial purposes and will not be used at any time during the term of the Lease for personal, family or household purposes.

                                  NO REPRESENTATIONS

ELEX DOES NOT WARRANT THE EQUIPMENT IN ANY RESPECT, EITHER EXPRESSLY OR BY IMPLICATION AND WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, ELEX EXPRESSLY DISCLAIMS ANY IMPLIED WARRANTY OF MERCHANTABILITY, FITNESS OR ADEQUACY FOR ANY PURPOSE OR USE, QUALITY, PRODUCTIVENESS OR CAPACITY.

(e)	Non-Liability of ELEX  ELEX shall not be liable to Lessee for any loss, incidental or consequential damage, expense of any kind or nature Caused, directly, indirectly, by any Unit or the Equipment or the use, maintenance, operation, handling, or storage thereof, or loads thereon, or the repairs, servicing, or adjustments thereto, or because the same is, or has become, unsuitable, or unserviceable, or by any interruption of service or loss of use thereof, or strict liability with respect thereto, or for any loss of business or damage whatsoever or howsoever caused. ELEX shall not be liable to Lessee for delay in delivering, or failure to deliver any Unit.

(f)	Insurance. Lessee will procure and maintain at its sole cost and expense, bodily injury and third party property damage insurance, with insurers satisfactory to ELEX, for the Equipment, with liability limits of not less than those specified in the Lease. Lessee will further, without cost to ELEX, maintain or cause to be maintained in effect throughout the term of the Lease for the Equipment, with insurers satisfactory to ELEX, insurance policies insuring against all-risk physical loss or damage to such Equipment for an amount equal to the Casualty Value (hereinafter defined) of such Equipment as of the last monthly rent payment date set forth in Schedule of Casualty Values attached to the Lease. All policies shall name as additional insured ELEX, and assignees of ELEX and Lessee as their interest may appear and provide that they cannot be amended or canceled with respect to ELEX and its assignees except on at least thirty (30) days prior written notice to ELEX and its assignees. All policies or certificates thereof and endorsement thereto shall be delivered to ELEX effective and enforce at the time of execution of the Lease. All renewals thereof shall be delivered to ELEX at least ten (10) days prior to the expiration of the current policy. Lessee hereby appoints ELEX as its attorney-in-fact, coupled with an interest, with full power of substitution, for purposes of executing any proof of loss or related document, endorsing any check, draft or other means of payment in connection with any loss, compensable under such policies. This power is irrevocable for so long as the Lessee remains indebted to ELEX or its assignee hereunder or under any other agreement or instrument.

Damage. Should any Unit:

(1)	be damaged by reason of any cause, and be capable of repair without impairment of value, Lessee shall repair the same at Lessee's Sole expense, as quickly as circumstances permit, without any abatement of rent. In such event, should ELEX be indemnified under any insurance policy or policies pursuant to the provisions of the Lease covering such Unit, ELEX shall pay to Lessee the proceeds received by ELEX from such insurance but only to the extent necessary to reimburse Lessee for all amounts paid by it pursuant to this paragraph and properly documented. In any event ELEX shall not be liable for any amount in excess of said insurance proceeds; or

(2)	be lost, stolen, destroyed, taken for a public use, or damaged beyond repair by any cause whatsoever, ("Casualty") Lessee shall pay ELEX within fifteen (15) days thereafter an amount equal to ELEX's original cost of said Unit, as shown in Schedule A of the Lease of said Unit, multiplied by the casualty loss percentage applicable to the date of Casualty, as shown in Schedule B of the Lease of said Unit, ("Casualty Value"). Upon such payment, and if the Lessee shall then not be in default under the Lease, the balance of the rent due under the Lease shall abate in an amount determined by the same percentage as the original cost of the Unit(s) suffering the Casualty bears to the cost of the Equipment. Until such payment Lessee shall continue the prompt payment of all rent under the Lease and any such rent due for the period before payment shall not abate. Following payment of the Casualty Value Lessee shall be entitled to the proceeds of any insurance covering the Unit(s) suffering a Casualty, but in no event shall the amount of such reimbursement exceed the Casualty Value previously paid by Lessee, and any excess shall be the property of ELEX

(h)	Return of Equipment. Within ten (10) days after the expiration or sooner termination of the term of the Lease (or of any extension thereof), Lessee will, at Lessee's expense, return each Unit which has not been lost, stolen, destroyed, or damaged beyond repair, to ELEX or ELEX's designee or designees, loaded on such appropriate conveyance and properly packed and at such destination or destinations as ELEX may designate, free of all advertising or insignia placed thereon pursuant to Section 2(c) (3) by Lessee (other than identification tags of ELEX), and in the same operating condition, order, repair, and appearance as when received [reasonable wear and tear (except as provided in Paragraph 2 (c) (3) above) and damage by any cause for which ELEX has recovered under insurance, excepted]. If any such Unit is not so returned within the time specified herein, Lessee shall continue to pay the rent specified in the Lease until the Equipment is so returned in the aforesaid condition.

(i)	Time of Essence. Time is of the essence of this Agreement. No express or implied waiver by ELEX of any default hereunder shall in any way be, or be construed to be, a waiver of any future or other default of Lessee, or a waiver of any rights of ELEX, or a modification of any of the Lease terms, or an extension or enlargement of Lessee's rights under the Lease.

(j)	Default by Lessee.

(1)	If (a) Lessee shall fail to pay the rent when due; or (b) Lessee shall fail to perform any other term or condition of the Lease and such failure shall continue for a period of thirty (30) days; or (c) proceedings under the Federal Bankruptcy Code shall be instituted against Lessee, or a receiver shall be appointed for Lessee or any of its property, or any of the Equipment shall be attached or levied upon, and such proceedings shall not be vacated, or fully stayed within ninety (90) days in the case of proceedings under the Federal Bankruptcy Code, otherwise within twenty (20) days thereof; or (d) Lessee shall make an assignment for the benefit of creditors, or institute .proceedings for debtor relief under the Federal Bankruptcy Code, or admit in writing its inability to pay its debts generally as they become due; or (e) if any representations or warranty made by Lessee hereunder or in connection herewith shall be false, misleading or untrue in any material respect,

(2)	then ELEX. at its option, may declare the balance of the rent due under the Lease, as well as any amounts specified herein or in the Lease as items of additional rent and not then accrued and owing, immediately due and payable, and upon any such declaration the same, plus the aggregate amounts of any installment of rent(including any late charge thereon) and any other sums then accrued and unpaid, shall be due and payable forthwith, and ELEX shall have the right to take all steps appropriate to collect the same and

	(a)  to take immediate possession of the Equipment, and

	(b) to lease or sell, or both, the Equipment or any Unit upon such terms as ELEX may elect, and apply the net proceeds on account of Lessee's obligations hereunder, and

        (c) in accordance with the terms of the Lease to confess a judgment against the Lessee for the full amount of the rent and other sums due and owing under the Lease.

The foregoing remedies and any other remedy available at law or equity are cumulative and available to ELEX but ELEX shall be under no obligation to exercise any such remedy. The exercise by ELEX of any such remedies shall not release Lessee from its obligations hereunder or bar ELEX from proceeding otherwise. Lessee shall additionally pay ELEX a reasonable sum as and for attorneys' fees and an amount equal to such unreimbursed expenses as shall have been paid or incurred by ELEX in the seizure of the Equipment or any Unit, or in the enforcement of any of ELEX's rights or privileges hereunder.

(k)	Assignment by ELEX ELEX shall have the right to assign all or any part of its rights under the Lease. In such event, the assignee shall be entitled to enforce the rights so assigned but shall be under no liability to the Lessee to perform any of the obligation of ELEX unless assignee assumes such liability in writing, in which case ELEX shall, to the extent assignee assumes such liability, be released from all of its obligations to Lessee.
Lessee agrees that it will pay the rent and all other sums due by Lessee hereunder directly to such assignee after receipt of notice of such Assignment. Any assignee of ELEX's rights may reassign such rights with the same force and effect as an original assignment.

(l)	Security. As security for the faithful performance by Lessee of the terms and conditions of the Lease, Lessee shall deposit with ELEX the amount indicated in the Lease as security deposit and/or advance rentals. Provided Lessee has at all times fully performed all its covenants and conditions agreed upon to be performed, ELEX will return to Lessee the security deposit at the expiration of the Lease. ELEX may, but shall not be required to, apply such security deposit and/or advance rentals to discharge any overdue obligation of the Lease.

(in)	Notices. All notices, consents, waivers or other communications required under the Lease shall be in writing by certified mail, and any such notice, consent, waiver or communications shall be irrevocable and become effective when deposited in the United States mail, with proper postage prepaid, addressed to the party intended to be served at its address appearing in this Agreement or in the Lease, or at such other address as such party may, from time to time, designate in writing.

(n) General. This is a contract of lease only, and nothing herein shall be construed as conveying to Lessee any right, title, or interest in or to the Equipment. except its rights as a Lessee only. Title to the Equipment shall at all times remain in ELEX and Lessee shall at all times, at Lessee's expense, protect and defend ELEX's title thereto against all claims, liens, and legal processes of Lessee's creditors, or persons claiming through Lessee, and keep the Equipment free and clear from all such liens, claims, and processes. ELEX covenants, subject to performance by Lessee of all of its obligations under the Lease, that Lessee will have quiet enjoyment of the Equipment during the term of the Lease. Each Unit is, and shall remain, Personal property irrespective of its use or manner of attachment to real property, and Lessee shall obtain for ELEX a real property waiver from owner Or mortgagee of the premises where any Unit is kept, Said waiver shall provide that the Equipment shall remain personal property removable by ELEX or its a at any time without notice; ELEX or its assigns shall have access to the premises as may be required for the purpose of inspection, sale, and removal, the real property owner waives any right, title, lien, or interest which he may otherwise have in the Equipment . The parties agree that this Agreement for Leasing and each Lease are intended to qualify as a "finance lease" under Article 2A of the Uniform Commercial Code. Lessee acknowledges that (a) Lessee has received a copy of the contract by which ELEX acquired the Equipment (the" Supply Contract') or (b) Lessee has reviewed and approved the Supply Contract or (c) ELEX has informed Lessee in writing that Lessee may have rights under the Supply Contract and that Lessee should contact the supplier of the description of any such rights.

TO THE EXTENT PERMITTED BY APPLICABLE LAW, LESSEE HEREBY WAIVES ANY RIGHTS TO
(i) CANCEL ANY LEASE, (ii) REPUDIATE ANY LEASE, (iii) REVOKE ACCEPTANCE OF THE EQUIPMENT, (iv) RECOVER DAMAGES FROM ELEX FOR ANY BREACHES OF WARRANTY OR FOR ANY OTHER REASON, (v) A SECURITY INTEREST IN THE EQUIPMENT IN LESSEE'S POSSESSION OR CONTROL FOR ANY REASON, (vi) DEDUCT ALL OR ANY PART OF ANY CLAIMED DAMAGES RESULTING FROM ELEX'S DEFAULT, IF ANY, UNDER ANY LEASE, (vi) -COVER- BY MAKING ANY PURCHASE OR LEASE OF, OR CONTRACT TO PURCHASE OR LEASE, EQUIPMENT IN SUBSTITUTION FOR THAT DUE FROM ELEX, (viii) RECOVER ANY GENERAL, SPECIAL INCIDENTAL OR CONSEQUENTIAL DAMAGES FOR ANY REASON WHATSOEVER, AND (ix) SPECIFIC PERFORMANCE, REPLEVIN, DETINUE, SEQUESTRATION, CLAIM OR DELIVERY OR THE LIKE FOR ANY EQUIPMENT IDENTIFIED TO ANY LEASE.

Each individual Lease executed pursuant to the Agreement for Leasing shall constitute a separate and independent lease.

ELEX's obligations shall be suspended to the extent that ELEX is hindered or prevented from complying therewith because of strikes, lockouts, war, acts of God, fires, storms, accidents, governmental regulations or interference or other acts beyond ELEX's control. No obligation of ELEX, except as otherwise specified herein, shall survive the term of the Lease, or sooner termination thereof, and should ELEX permit use by Lessee of any Unit beyond the term specified therefore, the Lease obligations of Lessee shall continue and such permissive use shall not be construed as a renewal of the term thereof, or as a waiver of any right or continuation of any obligation of ELEX thereunder, and ELEX may take possession of any such Unit at any time upon demand after 10 days written notice. The cancellation or other termination, whether by operation of law or otherwise, of the Lease shall not release Lessee from any of its obligations hereunder or thereunder save [except as provided in Paragraph 2(c)
(8) above] upon payment in full by Lessee to EL.EX of the Termination Value set forth in the Lease. In the event ELEX shall be entitled, pursuant to any provision hereof, to repossess any Unit, ELEX shall not be liable to the Lessee in respect of any damage arising out of any such repossession except for ELEX's negligent or wrongful act. This Agreement contains the entire understanding between ELEX and Lessee, and any change or modification must be in writing and signed by both parties. This Agreement is entered into under and shall be construed in accordance with the laws of the State of New Jersey insofar as applicable to the rights of ELEX Lessee and any third party as to the Equipment.

No term or provision of this Agreement for Leasing or any Lease may be amended, ltered, waived, discharged or terminated except by a written instrument signed by the parties hereto, and in compliance with Section 2-208(2) of the Uniform Commercial Code requiring separate signature of this provision, Lessee has signed in e space provided below.

                                          __________s/s  JB________________
                                         (Lessee's initials)

(o)	Lessee shall furnish to ELEX (i) within ninety (90) days after the close of each fiscal year of Lessee, a copy of its financial statements, including a Balance Sheet and Profit and Loss Statement of Lessee as of the end of such year in each case certified by public accountants of recognized standing acceptable to ELEX and (ii) other such financial information respecting the financial condition and operation of Lessee as ELEX may from time to time reasonably request.


3. Special Provisions.



4. Resolutions and Recording Costs.

(a)	Lessee agrees that it will provide ELEX or its assignee with appropriate opinions of counsel and certified copies of all necessary authorizing resolutions, as may be reasonably requested by ELEX or any assignee or counsel therefore.

(b)	Lessee agrees that it will pay any and all recording costs necessarily incurred to establish and record any lien in favor of any assignee of ELEX.

 5. Miscellaneous.

(a)	It is understood and agreed between the parties hereto that, subject to
Lessee's rights to the Equipment so long as Lessee is not in default under the Lease, the several instruments and documents incidental or related to this Agreement, to the assignment of any 'Lease, and/or to the mortgaging of any of the Equipment by ELEX may contain such provisions as may be required by reason of the laws of the place where any of the Equipment is located in order that ELEX or its assignees or a mortgagee or holder of a security interest may obtain the full benefits of this Agreement in accordance, with its original intendments and purposes, or as may be reasonably required by any such assignee for the full protection of any security interest which such assignee may have in the Equipment or any Lease, and the provisions of this Agreement are subject to all such requirements.

(b)	The headings and sub-headings contained in this Agreement are solely for convenience and are not intended to be complete or accurate summations or indices of the contents of their respective paragraphs.

(c)	Any provision of this Agreement found to be prohibited by law shall be ineffective to the extent of such prohibition without invalidating the rest of this Agreement.

(d)	Lessee agrees that at any time and from time to time, upon the written request of ELEX or its Assignees, Lessee will promptly and duly execute and deliver any and all such further instruments and documents as ELEX or its Assignees may deem desirable in obtaining the full benefits of this Agreement and any Lease herewith and of the rights and powers granted thereunder. Lessee hereby grants ELEX the authority to sign and file on Lessee's behalf any document or financing statement ELEX deems necessary to perfect or protect ELEX's interest in the Equipment or pursuant to the Uniform Commercial Code.

(e)	This Agreement contains the whole understanding of the parties; shall be construed and enforced in accordance with the laws of the State of New Jersey and shall inure to the benefit of, and be binding upon, the respective legal representatives and heirs of the individual parties; and the successors and assigns of the corporate parties. 'Me Lessee irrevocably waives and covenants that they will not assert (as Plaintiff, Defendant, or otherwise), any right to trial by jury in any action, counterclaim, dispute, or proceeding based upon, or related to the subject matter of any Lease or otherwise relating to the Obligations of the Lessee to ELEX

IN WITNESS WHEREOF, the parties hereto have executed these presents, the corporate parties by their officers thereunto duly authorized, this 29th day of March 1999.

ICT GROUP, INC.                             THE ELEX GROUP, INC Lessee)
	                                    (ELEX)

BY_____________John J. Brennan               BY______________________________

TITLE__  President & CFO__________________   TITLE______Secretary_____________

Signed in my presence in the Commonwealth of Pennsylvania

                                     _______Diane Haeselin__________
	                                Notary


Notarial Seal
Diane Haeselin, Notary Public
Middletown Twp., Bucks County
My Commission Expires May 12, 2001


Member, Pennsylvania Association of Notaries



                                               LEASE
	                                       990727

THE ELEX GROUP, INC., a New Jersey corporation, whose address is P.O. Box 14, Medford, New Jersey 08055 ("ELEX"), hereby leases to ICT GROUP, INC., a Pennsylvania corporation whose address is 80.0 Town Center Drive, Langhorne PA 19047

("Lessee"), and Lessee hereby hires and takes from ELEX, the equipment described in Schedule A attached hereto and made a part hereof ("Equipment"), at the rent and upon the terms and conditions herein set forth:

1.	Location of original use: 1398 South Woodland Blvd., DeLand FL 32720

2.	Initial Term: Commencing on the first day of the month following the
Date of Acceptance of the Equipment under Lease and expiring Fifty-Four (54) months thereafter.

3. Rental: Monthly Rent: $ 18,395.00	Security Deposit: S 36,790.00
	Advanced Rentals: $ None

   Total Rent: $ Payable in Fifty Four (54) successive equal monthly installments of Eighteen Thousand Three Hundred Ninety Five Dollars and No Cents ($18,395.00) each plus the Additional Rent specified in the Special Provision For Terminal Rental Adjustment.


   Each installment shall be due upon the first day of each and every month after the Date of Acceptance of the Equipment, except for the first monthly installment thereof and any Security which is due upon the execution of this Lease. Additionally the Lessee shall pay to ELEX an interim rent for the period from the Date of Acceptance of the Equipment to the first day of the month following such date ("Interim Rent Period"). Said interim rent shall be that proportion of a monthly rent installment which bears the same ratio as the number of days of the Interim Rent Period bears to thirty (30) days, and shall be payable on the first day of the month following the Interim Rent Period.

4.	Reports and Payment of Rental: Lessee shall make all payment and send all notices to ELEX at the address of ELEX set forth above, or at such other address as ELEX may, from time to time, designate in writing.

5.	Liability Insurance: Lessee shall provide and maintain the following liability insurance:
	A. Public Liability Bodily Injury, not less than $500,000 per one person, $1,000,000 per one accident.
	B. Property Damage, not less than $500,000.

6.	Confession of Judgment: In the event of any default by Lessee under this
Lease as provided in Paragraph 2 (j) of the Agreement For Leasing, Lessee hereby empowers any Prothonotary, Clerk of Court or attorney of any Court of Record to appear for Lessee and, with or without complaint filed, confess judgment, or a series of judgments, against Lessee in favor of ELEX or any assignees of ELEX, as of any term, present or future, for all or any part of the rent specified in this Lease and then unpaid including at ELEX's option the rent for the entire unexpired balance of the term of this Lease and all other charges, payments, costs and expenses reserved as rent or additional rent, together with interest thereon, costs of suit and an attorney's commission for collection of five (5%) percent of the total of the foregoing sums; but in any event said attorney's commission shall be not less than One Thousand Dollars ($l,000.00); and for so doing, this Lease or a copy hereof, verified by affidavit, shall be a sufficient warrant; and the said judgment from and after entry thereof, shall bear interest at the highest rate of interest a judgment may bear under the laws of the State of New Jersey.

Lessee hereby waves the benefit of any laws which might now or hereafter authorize the stay of any execution to be issued on any judgment recovered on this Lease or the exemption of any property from levy or sale thereunder. Lessee also waives and releases ELEX or any assignee of ELEX and said attorney, from all errors, defects and imperfections whatsoever of a procedural nature in the entering of any judgment or any process or proceedings relating thereto.

7.	WARRANTIES AND REPRESENTATIONS: LESSEE DOES HEREBY AGREE THAT EACH UNIT
IS OF A SIZE, DESIGN, CAPACITY AND MATERIAL SELECTED BY LESSEE, AND THAT LESSEE IS SATISFIED THAT EACH SUCH UNIT IS SUITABLE FOR LESSEE'S PURPOSES, AND SUFFICIENTLY DURABLE UNDER THE CONDITIONS OF USAGE THEREOF BY LESSEE, AND THAT ELEX MAKES NO REPRESENTATION OR WARRANTY WITH RESPECT TO THE SUITABILITY, DURABILITY, MERCHANTABILITY OR FITNESS FOR ANY PURPOSE OF ANY UNIT OR ANY OTHER REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT THERETO.

8.	Special Provisions: The following special provisions shall be incorporated herein by reference:

Special Provision For Option To Purchase
Special Provision For Option To Renew
Special Provision For Option to Early Terminate
Special Provision For Terminal Rental Adjustment

"This is Counterpart No.     2 of 3	signed counterparts. A security interest
in this Lease may be created only by possession of Counterpart No. 1."





9.	By the execution hereof, there are incorporated and made a part hereof for all purposes, as though set forth herein at length, each, and all of the terms, conditions and provisions of Paragraphs 2 through 5 of the Agreement For Leasing dated March 1999 between Lessee and THE ELEX GROUP, INC. a copy of which is attached hereto. Unless specifically defined in this Lease i7b defined terms used herein shall have the same meaning as set forth in the Agreement For Leasing.

10.	UPON ACCEPTANCE OFTHE EQUIPMENT, THIS LEASE SHALL CONSTITUTE A
NONCANCELABLE NET LEASE COVERING THE EQUIPMENT. LESSEE'S OBLIGATIONS TO PAY ALL RENT AND OTHER AMOUNTS WHEN DUE AND TO PERFORM AS REQUIRED UNDER THIS LEASE ARE UNCONDITIONAL AND IRREVOCABLE- SUCH OBLIGATIONS ARE NOT SUBJECTO CANCELLATION, MODIFICATION, REPUDIATION, REVOCATION OR EXCUSE. LESSEE SHALL NOT BE ENTITLED TO ANY ABATEMENT, REDUCTION, OFFSET OR COUNTERCLAIM WITH RESPECT TO THESE OBLIGATIONS FOR ANY REASON WHATSOEVER, WHETHER ARISING OUT OF CLAIMS AGAINST ELEX, THE MANUFACTURER OR SUPPLIER, DEFECT IN LACK OF FITNESS FOR USE OF, LOSS OF POSSESSION OR USE OF OR DAMAGE OR DESTRUCTION OF THE EQUIPMENT ANY PROHIBITION AGAINST USE OR OTHERWISE.

11.	Lessee warrants and agrees that it has not and will not use or operate any Unit(s) of Equipment prior to the Date of Acceptance o the Unit(s) under Lease. In order to assure ELEX of the tax benefits available to an owner of Equipment with whom the first use begins the parties incorporate herein the provisions of "Schedule C" attached hereto.

This Lease shall inure to the benefit of and shall be binding upon ELEX and Lessee, their assigns and successors.

	12	IN WITNESS WHEREOF, the parties hereto have hereunto caused this
Lease to be duly executed as of the 29th day of March 1999

ICT GROUP, INC.__________________              THE ELEX GROUP, INC.___
                                               (Lessee)
	                                       (ELEX)

By_s/s John J Brennan		               BY________________________

Title:  ___President & CFO ___________	       Title_____Secretary _______

(SEAL)

Attest ______David J. McHugh_______

Signed in my presence in the Commonwealth of Pennsylvania

 seal

              ___Diane Haeselin____________________
                     Notary

Notarial Seal
Diane Haeselin, Notary Public
Middletown Twp., Bucks County
My Commission Expires May 12, 2001
Member, Pennsylvania Association of Notaries



                                 SCHEDULE A
                             Page 1 of 1 Page

                          DESCRIPTION OF EQUIPMENT

Manufacturer:	Abell's Floor Covering, Aspect Telecommunications, C&R Roofing
Enterprises, Inc., Center Core, Charles B. Flynn & Company, Inc., Commercial Business Interiors, Creative Design, DeLand Heating & Air Conditioning Co., Florida Electric Works, Inc., GTE Corp., Ikon, Lemoine's Welding, Inc., Mills & Nebraska, Pioneer Appliance Company, Quality Precast & Co., Stebilla Drywall Services, Inc., STEPP Office Supply, Tarmac, U.S. Blinds Fabrications, Inc., West Volusia Fire Equipment, Inc.

Location:	1398 South Woodland Boulevard, Deland, FL 32720

	QTY.	MODEL#	DESCRIPTION	SERIAL NUMBER

Various Furniture and Fixtures and Telecommunications Equipment



L-A1951

                               SCHEDULE B

                       CASUALTY LOSS AND TERMINAUON
                             VALUE SCHEDULE


Casualty Loss Occurring
or Notification of
Termination Given After	        Casualty	     Termination
Rental Payment Number	       Loss Values*		Values*
	0	                   115

       12	                   97

       24	                   76	                 69.56

       36	                   55	                 48.60

       48	                   28	                 26.11

       54	                   12	                 12.00

*Values are given as a percentage of original cost.








LBIM4	Lease Number- 990727 -


                                 SCHEDULE c

                      Indemnify for Loss of Depreciation

If ELEX shall not be entitled to a deduction with respect to ELEX's cost of any Unit of Equipment listed in Schedule A of this Lease based upon The Accelerated Cost Recovery System provided by Section 168 of the Internal Revenue Code of 1986, as amended, in the amounts specifiedin Section 168 (b) (1) thereof for Recovery Property defined therein as having a class life of 5-Year Property (Deduction") then Lessee shall pa) to ELEX within 30 days of ELEX's demand, as additional rent hereunder, an amount which, after deduction of all taxes required to be paid b) ELEX in respect of the receipt thereof, shall be equal to the sum of (x) an amount equal to the additional taxes paid or payable by ELEX in consequence of the failure to obtain the benefit of such Deduction and (z) any interest or penalty which may be assessed against ELEX in connection with such inability to obtain the benefit of such Deduction, all of which amounts shall be payable on written demand made at any time after payment of the additional income tax. Notwithstanding the indemnity given by Lessee hereby, it is understood and agreed that ELEX shall have full control over the filing of its tax returns and any and all negotiations with tax authorities with respect thereto; and shall be the sole judge of the terms upon which it is appropriate to settle any controversy with the taxing authorities with respect thereto. Without limiting the generality of the preceding sentence, in the event of any such controversy, ELEX shall, to the extent practicable, notify Lessee -of, and consult with Lessee in connection with, any negotiations with tax authorities relative to such controversy. The term, "tax return" as used herein shall include any tax return filed separately by ELEX or any consolidated return in the filing of which ELEX may join with an affiliated corporation.






                       Special Provision For Option To Purchase

In the event that the Lease has not been earlier terminated and that no defaul thas occurred Lessee may, by written notice delivered to ELEX at least one hundred eighty (180) days prior to the expiration date of the term or any previously extended term (the "Expiration Date"), elect to purchase the Equipment then subject to the Lease for a purchase price equal to the "Fair Market Value" thereof as of the end of such term, such purchase to be on an as-is, where-is basis, without representation or warranty, expressed or implied, of any kind whatsoever by ELEX. As used in this Section, "Fair Market Value" shall be determined by ELEX and Lessee on the basis of what would be obtained in an arm's length transaction between an informed and willing buyer (other than a buyer currently in possession or a used equipment dealer) and an informed seller under no compulsion to sell, and in determining such amount (i) the cost of removal from the location of current use all not be a deduction from such amount and (ii) it shall be assumed that each Unit is in the condition required by the Lease. If on or before sixty (60) days prior to the Expiration Date ELEX and Lessee are unable to agree upon "Fair Market Value" such Fair Market Value shall be determined by an independent appraiser mutually agreed upon by ELEX and Lessee within (10) days after selection, or failing such agreement, by a panel of three independent, qualified appraisers, one of whom shall be selected by ELEX the second by Lessee and third appointed by the first two selected all within the ten (10) days. The appraiser or panel of appraisers, as the case may be, shall make its determination within a period of thirty (30) days following appointment. The determination so made shall be conclusively binding upon both ELEX and Lessee. The expenses and fees of all appraisers shall be borne by Lessee.







                              Special Provision For Option To Renew

(1)	Renewal option. In the event that the Lease has not been earlier terminated and that no default has occurred and is continuing, Lessee, shall have the option to extend the term of this Lease or prior extensions thereof with respect to the Equipment for a period specified by Lessee but in any event each extension shall be for not less than six (6) months in duration ("Additional Term") commencing on the expiration date of the term or any previously extended term (the "Expiration Date") if notice of the exercise of such option is given by Lessee in writing to ELEX at least one hundred eighty
(180) days prior to the Expiration Date of its intention to extend the term Of this Lease for the Additional Term.

(2)	Rentals During Additional Term The rental to be paid during all such extensions shall be an amount equal to "Fair Market Rental" as of the commencement of the Additional Term, payable in advance in equal and consecutive monthly installments on each monthly anniversary of the Expiration Date commencing with the Expiration Date. As used in this section, the term "Fair Market Rental" shall mean an amount equal to the aggregate net rental which would be obtained in an arm's length transaction between an informed and willing lessee (other than a lessee in possession or a used equipment dealer) and an informed and willing lessor under no compulsion to lease, and in determining such amount (i) the cost of removal from the location of current use shall not be a deduction, from such amount and (ii) it shall be assumed that at the time of the commencement of such Additional Term, each Unit is in the condition required by the Lease. If on or before sixty (60) days prior to the Expiration Date, ELEX and Lessee are unable to agree upon a determination of Fair Market Rental, such Fair Market Rental shall be determined by an independent appraiser mutually agreed upon by ELEX and Lessee within ten (10) days after selection, or failing such agreement, by a panel of three independent, qualified appraisers, one of whom shall be selected by ELEX, the second by Lessee and the third appointed by the first two selected all within the ten (10) days. The appraiser or panel of appraisers, as the case may be, shall make its determination within a period of thirty (30) days following appointment. The determination so made shall be conclusively binding upon both ELEX and Lessee. The expenses and fees of all appraisers shall be borne by Lessee.






SP-OTR95 Lease Number 990727



                                Special Provision For Early Termination

1)	If during the Initial Term all or part of the Equipment becomes obsolete or surplus to Lessee's requirements, and provided no default has occurred, Lessee may at any time after the thirty sixth (36th) month, upon not less than ninety (90) days prior written notice to ELEX, terminate the Lease with respect to such Equipment, or any Unit(s) thereof, ("Terminated Unit(s)"), as of any succeeding rental payment date specified in said notice
("Termination Date").

(2)	On the Termination Date the Lessee shall return the Terminated Unit(s)
to ELEX pursuant to the provisions of sub-paragraph 2(h) of the Agreement For Leasing.

(3)	Following the giving of written notice to terminate the Lease as to any
Unit(s), ELEX and Lessee shall endeavor to obtain bids for the purchase or lease of the Terminated Unit(s) on an as-is, where-is basis and without representations or warranties, expressed or implied, of any kind whatsoever.

(4)	Upon the Termination Date, Lessee shall pay ELEX the regular monthly installment of rent, without any abatement as described in paragraph ten (10) hereof, plus the net Termination Value, which shall be deemed to be the amount, if any, by which the Termination Value, defined in paragraph seven (7) hereof, exceeds the net amount received by ELEX for the Terminated Unit(s).

(5)	If by the Termination Date a satisfactory bidder(s) has not been obtained for the sale or lease of all of the Terminated Unit(s), ELEX shall within ninety (90) days after the return of the remaining Unit(s) to ELEX sell or lease the Unit(s) for the highest offer then available.

(6)	Lessee shall be refunded an amount equal to the proceeds of the sale or the present value of the lease, as defined in paragraph eight (8) hereof, less the actual expenses incurred by ELEX in making the sale(s) or lease(s) including, without limitation, storage, insurance, advertising, sales taxes and attorneys' fees for the Terminated Unit(s) and, but in no event shall the refund be in excess of the net Termination Value previously paid by Lessee to ELEX

(7)	The Termination Value shall be computed by multiplying ELEX's original cost for the Terminated Unit(s) as shown on Schedule A of the Lease, by the applicable termination percentage shown on Schedule B of the Lease ("Termination Value").

(8)	The present value of a lease shall be deemed to be equal to the aggregate net rentals of such lease discounted at a rate equal to three percent (3%) over the average then current prime interest rate or equivalent thereof charged by the three largest New York commercial banks on the Termination Date.

(9)	In the event that no bidder has been obtained for the sale or lease of all of the Terminated Unit(s) within ninety (90) days after the Termination Date, ELEX shall transfer ownership of the Unit(s) to Lessee.

(10)	In the event of termination of the Lease as to any Unit(s), the amount of each remaining installment of rent as provided in the Lease shall be reduced and abated by the same percentage as ELEX's original cost of such Terminated Unit(s) bears to the total original cost of all Unit(s) as shown in Schedule
A of the Lease.

SP-PET95                                           Lease Number	990727 -


SPECIAL PROVISION FOR TERMINAL RENTAL ADJUSTMENT

(1) Since the rental payments due under the Lease are based upon the anticipated residual value of the Equipment being equal to or greater than 10% of the original cost, as shown on Schedule A of the Lease, ("Residual Value"), it is agreed that notwithstanding anything to the contrary contained herein Lessee shall pay to ELEX prior to the termination of the Term of the Lease ('Termination Date") as "Additional Rent" the amount, if any, by which the Termination Value, as specified on Schedule B of the Lease, exceeds the net proceeds received as of the date thereof from the sale of the Equipment.

(2) Following the giving of written notice to terminate the Lease, ELEX and Lessee shall endeavor to obtain bids for the purchase of the Units of Equipment on an as-is, where-is basis and without representations or warranties, express or implied, of any kind whatsoever. Within ninety (90) days after the Termination Date, ELEX shall sell said Unit(s) for the highest offer then available. Upon such sale, Lessee shall be refunded an amount equal to the proceeds of the sale less the actual expense incurred by ELEX in making the sale, including, without limitation, storage, insurance, advertising, sales taxes and attorneys' fees, but in no event shall the refund be in excess of the Additional Rent previously paid.

(3) In the event that no bidder has been obtained for the sale of all of the Units of Equipment within ninety (90) days after the Termination Date, ELEX may at its option transfer title to Lessee for those Units of Equipment which have not been sold.





                      AGREEMENT FOR THE PURCHASE OF EQUIPMENT UNDER LEASE

By and between The ELEX Group, Inc., a New Jersey corporation whose address is P.O. Box 14,' Medford, New Jersey 08055 ("ELEX"), and ICT GROUP, INC., a Pennsylvania corporation whose address is 800 Town Center Drive, Langhorne, PA
19047           ("Lessee").

                                        WITNESSETH:

WHEREAS, ELEX and Lessee have entered into a lease covering the equipment set orth on Schedule A attached hereto and made a part hereof ("Equipment") dated March 1999 -#990727 ("Lease"); and

WHEREAS, the parties now wish to modify some of the terms and conditions of the Lease;

NOW, THEREFORE, in consideration of the mutual promises set forth hereinafter and in the Lease and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, it is hereby agreed as follows:

1) In the event that the Lease has not been earlier terminated and that no continuing default is then occurring, either party may, by giving written notice to the other party at least one hundred eighty (180) days prior to the expiration date of the term of the Lease ("Expiration Date"), elect to have the equipment then subject to the Lease purchased by the Lessee on the Expiration date for a purchase price equal to ten percent (10%) of the original cost of the Equipment, such purchase to be on an as-is, where-is basis, without representation or warranty, expressed or implied, of any kind whatsoever by ELEX.

2) In the event of a conflict between the provisions of the aforesaid Lease and this Agreement, the provisions of this Agreement shall govern.

In witness whereof, the parties hereto have caused this Agreement For The Purchase Of Equipment Under Lease to be duly executed this 29th day of March 1999.

ICT GROUP, INC.		                         THE ELEX GROUP, INC.
(Lessee)	                                 (ELEX)

BY:   /s/ John J. Brennan	                 BY:___________________

Title:  President & CFO	Title:                   Secretary

AGRPUREQ - 1961


                               EXHIBIT I

                       CERTIFICATE OF ACCEPTANCE

TO: 	THE ELEX GROUP, INC. (-ELEX-)

1, a duly appointed inspector and authorized representative of ICT GROUP, INC., a Pennsylvania corporation whose address is 800 Town Center Drive, Langhorne, PA 19047

("Lessee"), do hereby certify in accordance with the Lease dated March 29, 1999 between Lessee and ELEX that (i) I do accept the Unit(s) of Equipment listed in the Schedule A attached hereto and made a part hereof which has (have) a purchase price of $ 936,734 (ii) the Date of Acceptance is as set forth below and (iii) the Unit(s) has (have) been delivered and installed at:

1398 South Woodland Blvd., DeLand FL 32720

The execution of this Certificate of Acceptance will in no way relieve or decrease the responsibility of any manufacturer of any Unit(s) of Equipment for any warranties it has made with respect to any Unit(s) of Equipment.

ICT GROUP, INC.____________
(Lessee)

BY   /s/ John J. Brennan

TITLE  President and CFO

DATE   3/29/99

Signed in my presence in the Commonwealth of Pennsylvania

Dian Haeselin______
Notary

	Notarial Seal
Diane Haeselin, Notary Public
Middletown Twp., Bucks County
My Commission Expires May 12, 2001
Member, Pennsylvania Association of Notaries


ELEX hereby accepts Lessee's Certificate of Acceptance and grants Lessee the right to use the Equipment.

THE ELEX GROUP, INC._______________
(ELEX)

BY_________________________________

TITLE______Secretary_________________

Lease Number 990727

COA-1971




                       LESSEE'S CONSENT AND AGREEMENT

The undersigned ("Lessee") acknowledges receipt of notice that ELEX will execute a Collateral Assignment(s) relating to the Lease of even date herewith ("Lease"), and for good and valuable consideration, receipt whereof is hereby acknowledged, Lessee hereby consents to the execution and delivery of said Collateral Assignment(s) and to all the terms and provisions thereof and agrees that upon notice to the, Lessee of such Collateral Assignment(s):

(a)	The Lessee will pay directly to the last Assignee or to whomsoever such
Assignee shall direct (i) all rent and other moneys due and to become due from the Lessee as set forth in the Lease, (ii) all amounts payable by reason of acceleration of the liability of the Lessee for such rent or other moneys and
(iii) all other amounts at any time owing under the Lease by the Lessee.

(b)	The Lessee will not assert against such last Assignee, or against whomsoever such Assignee shall have directed payment to be made, any defense, setoff or counterclaim (including recoupment against, or other diminution of, amounts payable by the Lessee to such Assignee) which it may have against ELEX or anyone, whether arising under the Lease, hereunder or otherwise.

(c)	The Lessee will not modify or consent to any modification of the terms of the Lease without the written consent of ELEX and such last Assignee.

(d)	All obligations and warranties of ELEX contained in the Lease shall be and remain enforceable by the Lessee against and only against ELEX and its successors and assigns and not against the Collateral Assignee.

(e)	Any assignment executed and delivered pursuant to the right reserved to ELEX and its assignees in Paragraph 2(k) of the Agreement for Leasing shall be deemed to be included within this Consent and Agreement.

Dated: March 29, 1999	             ICT GROUP, INC___________
(Lessee)

                                     BY__________John J. Brennan_____________

                                     TITLE______President and CFO____________



                                    SEAL

                                    Attest________David F. McHugh___________





                                TRANSFER & ASSUMPTION AGREEMENT


	Assumption Agreement made by and between ICT Group, Inc., ("Lessee"), Boston Communications Group, Inc. ("Transferee"), The ELEX Group, Inc., ("Lessor"), and EUROPEAN AMERICAN BANK ("EAB"), a corporation organized under the Banking Laws of the State of New York ("Assignee").

	WHEREAS, Lessee is presently indebted to Lessor under an Agreement for Leasing dated September 24, 1998, and Lease #990729(collectively the "Lease") between Lessee and ELEX, and duly assigned to EAB, copies of which Lease, delivery and acceptance receipt, sale and Collateral Assignment by ELEX to EAB, notice of assignment and financing statements filed with the Secretary of State of Pennsylvania and Florida, with regard to the following equipment, are annexed hereto as Exhibit A.

SEE ATTACHED SCHEDULE "A"
and,
	WHEREAS, Lessee has agreed to sell, transfer and assign its interest in such equipment and Lease to Transferee, and Transferee has agreed to assume all of Lessee's obligations to Lessor:
	NOW, THEREFORE, IT IS AGREED:
	1.	Rent Balance	All of the parties acknowledge that the
balance due to Lessor as of the date hereof is payable in the manner set forth in the Lease, or other evidences of indebtedness and any other documents, waivers or agreements in connection therewith heretofore executed by Lessee (herein collectively referred to as the "Obligations").

        2.	Rent Payments  Lessee and Transferee hereby agree jointly and severally to pay and discharge the lease payments and all other amounts payable under the Obligations to Lessor or its successors and assigns, in accordance with the terms of the Obligations and upon execution of this Agreement, to pay to EAB the monthly installments of $8,960.00 for the next 47 remaining months including the installment beginning with 11/1/99.

        3.	Assumption  Transferee hereby assumes and agrees to perform
all the covenants of Lessee set forth in the Obligations.

        4.	Lessee's Liability  Lessee shall continue to remain liable on the Obligations and remain firmly bound as though this Agreement had never been entered into.

        5.	Lease Terms	All terms, conditions, and covenants of the
Obligations shall remain unchanged and shall continue to remain in full force and effect.

        6.	Estoppel  Lessee and Transferee hereby warrant, represent, and covenant that the Obligations are not subject to any disputes, offsets, or counterclaims of any kind or nature whatsoever.

        7.	Security  Transferee acknowledges that Lessor has a valid first security interest in the equipment and in confirmation thereof agrees to execute all financing statements and other documents which Lessor may, in its sole discretion, deem necessary to protect such security interest.

        8.	No release  Lessee agrees that its obligations hereunder shall not be impaired by any modification, release, or other alteration of any Obligations of Lessee or of any security therefore, to all of which Lessee hereby consents and that the liability of Lessee hereunder is direct and unconditional and may be enforced without requiring Lessor or its assignees first to resort to any other right, remedy, or security.

9.	Consent  Lessor hereby consents to the aforesaid transfer by Lessee to
Transferee.

Transferee:					Lessee:
Boston Communications Group Inc.		ICT Group, Inc.

By:    /s/   Karen A. Walker______		By: /s/   V A Paccapaniccia
Title  Chief Financial Officer____		Title Sr. VP Financial & CFO

CONSENTED TO:				        CONSENTED TO:
Assignee:					Lessor:
EUROPEAN AMERICAN BANK			        The ELEX Group, Inc.

By:  Frederick W. Frinkelmare			By:_/s/      JoDee B. Pettine
Title ___A V P__________________		Title:            President


AGREEMENT FOR LEASING

	THIS AGREEMENT by and between THE ELEX GROUP, INC., a New Jersey corporation, whose address is P.O. Box 14, Medford, New Jersey 08055 ('ELEX'), and ICT GROUP, INC., a Pennsylvania corporation whose address is 800 Town Center Drive, Langhorne, PA 19047 ("Lessee").

WITNESSETH

 WHEREAS, Lessee desires to lease items of equipment from ELEX or certain lessors represented by ELEX, and ELEX is willing to arrange such leases; and

WHEREAS, the parties wish to set forth in full certain terms to be incorporated in all leases to be executed pursuant to this Agreement For Leasing:

NOW THEREFORE, in consideration of the mutual covenants herein contained and intending to be legally bound hereby, it is agreed as follows:

1. Leasing. Lessee hereby authorizes ELEX, and ELEX agrees to use its best efforts to arrange leases of equipment wherein Lessee shall be the lessee and ELEX or the other party or parties represented by ELEX shall be the lessor. Such leases shall cover such equipment and shall contain such provisions respecting payments, terms, covenants, conditions and provisions ("Provisions") as the respective parties thereto may agree. Lessee will execute such leases when ELEX or a lessor secured by ELEX is ready to enter into such leases. ELEX shall make all arrangements between Lessee, and all lessor(s) represented by ELEX

2, Lease Provisions. Each such lease, ("Lease") shall, in addition to its Provisions, incorporate by reference all of the following terms and conditions, covenants and provisions (the term "ELEX as used hereafter, being deemed to refer to the lessor under each such Lease; the term "Unit" being deemed to refer to each item of equipment described in and covered by a Lease; the term "Equipment" being deemed to refer to all items of equipment described in and covered by a Lease; and the term "Date of Acceptance" being deemed to refer to the date a Unit is available to be placed in service for its intended purpose):

(a)	Term The Lease of the Equipment shall commence as of the date thereof and shall continue in full force and effect until terminated by either party as of any succeeding rental payment date, upon not less than one hundred eighty days prior written notice to the other party; provided, however, that the term of the Lease shall in no event be less than the period specified as the "Initial Term" in the Lease covering such Equipment.

If any term shall be extended or any renewal options shall be exercised, the word "term" as used herein shall be deemed to refer to the Initial Term and all extended or renewal terms of any Lease hereto, and all provisions of this Agreement For Leasing shall apply during extended or renewal terms.

(b)	Rent. As used herein, "rent" for the Equipment shall be the "total rent" specified in the Lease, payable in successive installments at the times set forth in the Lease. It is understood and agreed by the Lessee that such "total rent" shall be of the essence of the Lease and that ELEX shall be entitled to the payment of the full amount thereof in consideration of the letting of the Equipment, including payment of the then outstanding balance of such total rent (plus all other sums due under the Lease) in the event of the happening of any default specified in Paragraph 20) below, subject to reduction only as provided in Paragraph 20)(2)(b). Rent shall be paid to ELEX at its address specified in the Lease, or as otherwise directed by ELEX free from all claims, demands, or setoffs against ELEX, the manufacturer of the Equipment or any assignee of ELEX. If ELEX is subjected to any liability because of any non-compliance with the Lease or any regulatory law applicable to any of the Equipment on the part of the Lessee, then upon notice to the Lessee of the nature and/or amount thereof, the Lessee shall forthwith discharge the same, and if ELEX shall incur any expense by reason thereof, the amount of such expense shall be added to the installment of rent next falling due as additional rent.

If any installment of rent is not paid within ten (10) days following the due date thereof, a late charge equal to five percent (5%) of such installment shall be due and payable as additional rent, and thereafter an additional late charge of five percent (5%) of the then unpaid installment and late charges shall be due and payable as of the eleventh day of each succeeding month thereafter until such installment is paid.

(c)	Use, Care and Operation. Lessee shall, at its expense:

(l)	Receipt and Acceptance. Receive each Unit of Equipment at, and pay all delivery charges for each Unit to, the location of original use specified therefore; unload, and, if required, assemble and install the same.

Lessee will signify the Date of Acceptance of each Unit of the Equipment by the prompt execution and delivery to ELEX of a Certificate of Acceptance in the form attached hereto as Exhibit 1 ("Certificate of Acceptance"). The Lessee's execution and delivery to ELEX of the Certificate of Acceptance, signed by an officer of Lessee, shall conclusively establish as between ELEX and the Lessee that each Unit is in good operating order, repair, condition, appearance, is suitable for the purpose of Lessee and the Lease, conforms to the specifications applicable thereto and that such unit has not been used or operated prior to the Date of Acceptance indicated therein. Such acceptance shall not affect Lessee's claims against the manufacturer or manufacturer's warranties.

(2)	Fees and Tares. Pay, and file any necessary returns with respect to, all license fees, assessments or other governmental charges, and sales, use, gross receipts, personal property, and other tax or taxes, now or hereafter imposed by any state, federal or local government or agency upon any Unit or upon the leasing, use or operation thereof, or upon the receipt of rentals therefore or earnings arising therefrom (excluding taxes imposed on ELEX's net income, except any such taxes which are in substitution for, or relieve the Lessee from, the payment of taxes which it would otherwise be obligated to pay or reimburse as herein provided) before the same shall become in default or subject to the payment of any penalty or interest and supply ELEX with receipts or other evidence of payment satisfactory to ELEX; Lessee shall promptly reimburse ELEX for all property taxes, or levies assessed upon any Unit, paid by ELEX; however, there shall be no obligation of ELEX to make payment of any property taxes assessed upon any Unit.



(3) Maintenance. At all times keep and maintain each Unit in good working order, repair, and appearance; install, keep, and maintain each unitsuch insignia and identification as ELEX may designate, and certify that such has been done; make any and all necessary repairs and replacement thereto in order that each Unit, its components and accessories, shall continue to fulfill their intended function or use; and keep and operate the same as specified in the Lease therefore; except that Lessee shall not, without ELEX's prior written consent, affix or install any accessory, equipment, device, advertising matter or insignia to any Unit. ELEX passes through to Lessee all warranties of the manufacturer of the Equipment and Lessee shall have the right to, and will, directly avail itself of all warranties and representations made by the manufacturer with respect to the Equipment and ELEX agrees to execute such documents as may be required to enable Lessee to obtain customary warranty service for each Unit of Equipment from the manufacturer.

The Lessee agrees to execute at its own expense a maintenance contract with the manufacturer of the Equipment and to keep said Contract in force until the Equipment is surrendered to ELEX. Said maintenance contract shall provide for at least the same services by the manufacturer as those furnished under the manufacturer's standard maintenance contract for nine-hour per day use of the Equipment, and shall provide for the incorporation of such engineering changes and improvements in the Equipment which are available without additional charge as part of such services. A maintenance contract for the Equipment may not be entered into with other than the manufacturer of the Equipment without the approval of ELEX, which approval will not be unreasonably withheld.

All replacements, repairs, parts, and supplies shall be obtained at Lessee's expense and shall be performed and supplied only by such persons as shall be approved by ELEX. All replacements, repairs, parts, supplies, accessories, equipment, devices, or other items furnished or affixed to any Unit shall thereupon become ELEX's property and Lessee shall arrange that there be delivered promptly to ELEX all instruments or documents as may be necessary to evidence ELEX's original and free, clear and unencumbered title thereto and ownership thereof.

(4)	Provisioning. Provide all labor, materials, services, utilities, electric power, parts, and other supplies or items consumed by, or required for, or in connection with the recommended use of, each Unit.

(5)	Compliance with Law. Observe and comply with, and perform and execute, all laws, rules, regulations, or orders of all state, federal, and local governments or agencies which in any way affect or relate to, or are applicable to, any Unit, or the use, operation, maintenance, or storage thereof; and Lessee shall, and does hereby, indemnify ELEX and agrees to hold ELEX harmless from any and all liability that may arise from any infringement or violation of any such law, rule, regulation, or order by Lessee, or Lessee's employees, or any other person.

(6)	Use and Operation. Not use, operate, maintain, or store any Unit improperly, carelessly, or in violation of the Lease or any instructions furnished therefore by the manufacturer or by ELEX; nor install or operate the same other than as specified in the Lease; nor permit anyone other than its authorized agents, persons, and employees, all of whom must be competent operators to operate the same, and for whom Lessee agrees to be responsible.

(7)	Non -Transferability. Not, without ELEX's prior written consent, which shall not be unreasonably withheld, let or sublet any Unit; nor lend or part with the possession of any Unit, or any part thereof, nor assign the Lease or any interest therein.

(8)	Risk. Bear and assume all risk and liability for (and Lessee does hereby agree to indemnify and hold ELEX harmless from any and all claims, liens, demands, or liability arising out of the loss of or damage to each Unit, the use, operation, maintenance, and storage thereof, and the loads thereon, and the injury or death of persons and/or damage to property howsoever arising therefrom or the use therefore, or the condition of such Unit, during the continuance of the Lease and until the return of such Unit. The indemnities and assumptions of liability herein provided shall continue in full force and effect notwithstanding the termination of the Lease, whether by expiration of time, by operation of law, or other.

(9)	Inspection. Upon ELEX's demand, permit ELEX, its agents or
representatives and persons designated by ELEX to enter upon the premises where each Unit is located and to inspect each Unit, and its manner of use, at any reasonable time and from time to time.

(10)	Notice of Location. Not, without ELEX's written consent, remove any
Unit from the location of original use; and at all time keep ELEX advised of the location of any Unit should Lessee remove it from the location of original use.

(d) Representations. Lessee does hereby agree that each Unit is of a size, design, capacity, and material selected by Lessee, and that Lessee is satisfied that each such Unit is suitable for Lessee's purposes, and sufficiently durable under the conditions of usage thereof by Lessee, and that ELEX has made no or uses of Lessee, or with respect to the permissible load thereof, or any other representation or warranty, express or implied, with respect thereto. Lessee understands and acknowledges that no broker or supplier, nor any salesman, broker or agent of any broker or supplier is an agent of ELEX Lessee represent to ELEX that the Equipment will be used exclusively for business or commercial purposes and will not be used at any time during the term of the Lease for personal, family or household purposes.(e)

	                         NO REPRESENTATIONS

ELEX DOES NOT WARRANT THE EQUIPMENT IN ANY RESPECT, EITHER EXPRESSLY OR BY IMPLICATION AND WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, ELEX EXPRESSLY DISCLAIMS ANY IMPLIED WARRANTY OF MERCHANTABILITY, FITNESS OR ADEQUACY FOR ANY PURPOSE OR USE, QUALITY, PRODUCTIVENESS OR CAPACITY.

(e)	Non-Liability of ELEX  ELEX shall not be liable to Lessee for any loss, incidental or consequential damage, expense of any kind or nature caused, directly, indirectly, by any Unit or the Equipment or the use, maintenance, operation, handling, or storage thereof, or loads thereon, or the repairs, servicing, or adjustments thereto, or because the same is, or has become, unsuitable, or unserviceable, or by any interruption of service or loss of use thereof, or strict liability with respect thereto, or for any loss of business or damage whatsoever or howsoever caused. ELEX shall not be liable to Lessee for delay in delivering, or failure to deliver any Unit.

(f)	Insurance. Lessee will procure and maintain at its sole cost and expense, bodily injury and third party property damage insurance, with insurers satisfactory to ELEX, for the Equipment, with liability limits of not less than those specified in the Lease. Lessee will further, without cost to ELEX maintain or Cause to be maintained in effect throughout the term of the Lease for the Equipment, with insurers satisfactory to ELEX, insurance policies insuring against all-risk physical loss or damage to such Equipment for an amount equal to the Casualty Value (hereinafter defined) of such Equipment as of the last monthly rent payment date set forth in Schedule of Casualty Values attached to the Lease. All policies shall name as additional insured ELEX, and assignees of ELEX and Lessee as their interest may appear and provide that they cannot be amended or canceled with respect to ELEX, and its assignees except on at least thirty (30) days prior written notice to ELEX and its assignees. All policies or certificates thereof and endorser, thereto shall be delivered to ELEX effective and enforce at the time of execution of the I-ease. All renewals thereof shall be delivered to ELEX, least ten (10) days prior to the expiration of the current policy. Lessee hereby appoints ELEX as its attorney-in-fact, coupled with an interest, With full power of substitution, for purposes of executing any proof of loss or related document, endorsing any check, draft or other means of payment in connection with any loss, compensable under such policies. This power is irrevocable for so long as the Lessee remains indebted to ELEX or its assignee hereunder or under any other agreement or instrument.

(g)	Damage. Should any Unit:

(1) be damaged by reason of any cause, and be capable of repair without impairment of value, Lessee shall repair the same at Lessee's sole expense, as quickly as circumstances permit, without any abatement of rent. In such event, should ELEX be indemnified under any insurance policy or policies pursuant to the provisions of the Lease covering such Unit, ELEX shall pay to Lessee the proceeds received by ELEX from such insurance but only to the extent necessary to reimburse Lessee for all amounts paid by it pursuant to this paragraph and properly documented. In any even, ELEX shall not be liable for any amount in excess of said insurance proceeds; or

(2)	be lost, stolen, destroyed, taken for public use, or damaged beyond repair by any cause whatsoever, ("Casualty") Lessee shall pay ELEX within fifteen (15) days thereafter an amount equal to ELEX's original cost of said Unit, as shown in Schedule A of the I-ease of said Unit, multiplied by the casualty loss percentage applicable to the date of Casualty, as shown in Schedule B of the Lease of said Unit, ("Casualty Value'). Upon such payment, and if the Lessee shall then not be in default under the Lease, the balance of the rent due under the Lease shall abate in an amount determined by the same percentage as the original cost of the Unit(s) suffering the Casualty bears to the cost of the Equipment. Until such payment Lessee shall continue the prompt payment of all rent under the Lease and any such rent due for the period before payment shall not abate. Following payment of the Casualty Value Lessee shall be entitled to the proceeds of any insurance covering the Unit(s) suffering a casualty, but in no event shall the amount of such reimbursement exceed the Casualty Value previously paid by Lessee, and any excess shall be the property of ELEX

(h)	Return of Equipment. Within ten (10) days after the expiration or sooner termination of the term of the Lease (or of any extension thereof), Lessee will, at Lessee's expense, return each Unit which has not been lost, stolen, destroyed, or damaged beyond repair, to ELEX, or ELEX's designee or designees, loaded on such appropriate conveyance and properly packed and at such destination or destinations as ELEX may designate, free of all advertising or insignia placed thereon pursuant to Section 2(c) (3) by Lessee (other than identification tags of ELEX), and in the same operating condition, order, repair, and appearance as when received (reasonable wear and tear (except as provided in Paragraph 2 (c) (3) above) and damage by any cause for which ELEX has recovered under insurance, excepted]. If any such Unit is not so returned within the time specified herein, Lessee shall continue to pay the rent specified in the Lease until the Equipment is so returned in the aforesaid condition.

(i)	Time of Essence. Tune is of the essence of this Agreement. No expres or implied waiver by ELEX of any default hereunder shall in any way be, or be construed to be, a waiver of any future or other default of Lessee, or a waiver of any rights of ELEX or a modification of any of the Lease terms, or an extension or enlargement of Lessee's rights under the Lease.

(j)	Default by Lessee.

(1)	If (a) Lessee shall fail to pay the rent when due; or (b) Lessee shall fail to perform any other term or condition of the Lease and such failure shall continue for a period of thirty (30) days; or (c) proceedings under the Federal Bankruptcy Code shall be instituted against Lessee, or a receiver shall be appointed for Lessee or any of its property, or any of the Equipment shall be attached or levied upon, and such proceedings shall not be vacated, or fully stayed within ninety (90) days in the case of proceedings under the Federal Bankruptcy Code, otherwise within twenty (20) days thereof; or (d) Lessee shall make an assignment for the benefit of creditors, or institute proceedings for debtor relief under the Federal Bankruptcy Code, or admit in writing its inability to pay its debts generally as they become due; or (e) if any representations or warranty made by Lessee hereunder or in connection herewith shall be false, misleading or untrue in any material respect,

(2)	then ELEX, at its option, may declare the balance of the rent due under the Lease, as well as any amounts specified herein or in the Lease as items of additional rent and not then accrued and owing, immediately due and payable, and upon any such declaration the same, plus the aggregate amounts of any installment of rent (including any late charge thereon) and any other sums then accrued and unpaid, shall be due and payable forthwith, and ELEX shall have the right to take all steps appropriate to collect the same and

	(a)  to take immediate possession of the Equipment, and

	(b)to lease or sell, or both, the Equipment or any Unit upon such terms as ELEX may elect, and apply the net proceeds on account of Lessee's obligations hereunder, and

	(c) in accordance with the terms of the Lease to confess a judgment against the Lessee for the full amount of the rent and other sums due and owing under the Lease.

The foregoing remedies and any other remedy available at law or equity are cumulative and available to ELEX but ELEX shall be under no obligation to exercise any such remedy. The exercise by ELEX of any such remedies shall not release Lessee from its obligations hereunder or bar ELEX from proceeding otherwise. Lessee shall additionally pay ELEX a reasonable sum as and for attorneys' fees and an amount equal to such unreimbursed expenses as shall have been paid or incurred by ELEX in the seizure of the Equipment or any Unit, or in the enforcement of any of ELEX's rights or privileges hereunder.

(k)	Assignment by ELEX ELEX shall have the right to assign all or any part of its rights under the Lease. In such event, the assignee shall be entitled to enforce the rights so assigned but shall be under no liability to the Lessee to perform any of the obligation of ELEX, unless assignee assumes such liability in writing, in which case ELEX shall, to the extent assignee assumes such liability, be released from all of its obligations to Lessee. Lessee agrees that it will pay the rent and all other sums due by Lessee hereunder directly to such assignee after receipt of notice of such Assignment. Any assignee of ELEX's rights may reassign such rights with the same force and effect as an original assignment.

(1)	Security. As security for the faithful performance by Lessee of the terms and conditions of the Lease, Lessee shall deposit with ELEX the amount indicated in the Lease as security deposit and/or advance rentals. Provided Lessee has at all times fully performed all its covenants and conditions agreed upon to be performed, ELEX will return to Lessee the security deposit at the expiration of the Lease. ELEX may, but shall not be required to, apply such security deposit and/or advance rentals to discharge any overdue obligation of the Lease.

(m)	Notices. All notices, consents, waivers or other communications required under the Lease shall be in writing by certified mail, and any such notice, consent, waiver or communications shall be irrevocable and become effective when deposited in the United States mail, with proper postage prepaid addressed to the party intended to be served at its address appearing in this Agreement or in the Lease, or at such other address as such party may, from time to time, designate in writing.

 (n) General. This is a contract of lease only, and nothing herein shall be construed as conveying to Lessee any right, title, or interest in or to the Equipment, except its rights as a Lessee only. Title to the Equipment shall at all times remain in ELEX, and Lessee shall at all times, at Lessee's expense, protect and defend ELEX's title thereto against all claims, liens, and legal processes of Lessee's creditors, or persons claiming through Lessee, and keep the Equipment free and clear from all such liens, claims, and processes. ELEX covenants, subject to performance by Lessee of all of its obligations under the Lease, that Lessee will have quiet enjoyment of the Equipment during the term of the Lease. Each Unit is, and shall remain, personal property irrespective of its use or manner of attachment to real property, and Lessee shall obtain for ELEX a real property waiver from owner or mortgage, of the premises where any Unit is kept. Said waiver shall provide that the Equipment shall remain personal property removable by ELEX or its assigns at any time without notice; ELEX or its assigns shall have access to the premises as may be required for the purpose of inspection, sale, and removal, the real property owner waives any right, title, lien, or interest which he may otherwise have in the Equipment. The parties agree that this Agreement for Leasing and each Lease are intended to qualify as a "finance lease" under Article 2A of the Uniform Commercial Code. Lessee acknowledges that (a) Lessee has received a copy of the contract by which ELEX acquired the Equipment (the" Supply Contract") or (b) Lessee has reviewed and approved the Supply Contract or (c) ELEX has informed Lessee in writing that Lessee may have rights under the Supply Contract and that Lessee should contact the supplier of the description of any such rights.

TO THE EXTENT PERMITTED BY APPLICABLE LAW, LESSEE HEREBY WAIVES ANY RIGHTS TO
(i) CANCEL ANY LEASE, (ii) REPUDIATE ANY LEASE, (iii) REVOKE ACCEPTANCE OF THE EQUIPMENT, (iv) RECOVER DAMAGES FROM ELEX FOR ANY BREACHES OF WARRANTY OR FOR ANY OTHER REASON, (v) A SECURITY INTEREST IN THE EQUIPMENT IN LESSEE'S POSSESSION OR CONTROL FOR ANY REASON, (vi) DEDUCT ALL OR ANY PART OF ANY CLAIMED DAMAGES RESULTING FROM ELEX'S DEFAULT, IF ANY, UNDER ANY LEASE, (viii) "COVER" BY MAKING ANY PURCHASE OR LEASE OF, OR CONTRACT TO PURCHASE OR LEASE, EQUIPMENT IN SUBSTITUTION FOR THAT DUE FROM ELEX, (viii) RECOVER ANY GENERAL, SPECIAL INCIDENTAL OR CONSEQUENTIAL DAMAGES FOR ANY REASON WHATSOEVER, AND (ix) SPECIFIC PERFORMANCE, REPLEVIN, DETINUE, SEQUESTRATION, CLAIM OR DELIVERY OR THE LIKE FOR ANY EQUIPMENT IDENTIFIED TO ANY LEASE.

Each individual Lease executed pursuant to the Agreement for Leasing shall constitute a separate and independent \lease.

ELEX's obligations shall be suspended to the extent that ELEX is hindered or prevented from complying therewith because of strikes, lockouts, war, acts of God, fires, storms, accidents, governmental regulations or interference or other acts beyond ELEX's control. No obligation of ELEX, except as otherwise specified herein, shall survive the term of the I-ease, or sooner termination thereof, and should ELEX permit use by Lessee of any Unit beyond the term specified therefore, the Lease obligations of Lessee shall continue and such permissive use shall not be construed as a renewal of the term thereof, or as a waiver of any right or continuation of any obligation of ELEX thereunder, and ELEX may take possession of any such Unit at any time upon demand after 10 days written notice. The cancellation or other termination, whether by operation of law or otherwise, of the Lease shall not release Lessee from any of its obligations hereunder or thereunder save [except as provided in Paragraph 2(c)
(8) above] upon payment in full by Lessee to ELEX of the Termination Value set forth in the Lease. In the event ELEX shall be entitled, pursuant to any provision hereof, to repossess any Unit, ELEX shall not be liable to the Lessee in respect of any damage arising out of any such repossession except for ELEX's negligent or wrongful act. This Agreement contains the entire understanding between ELEX and Lessee, and any change or modification must be in writing and signed by both parties. This Agreement is entered into under and shall be construed in accordance with the laws of the State of New Jersey insofar as applicable to the rights of ELEX, Lessee and any third party as to the Equipment.

No term of provision of this Agreement for Leasing or any Lease may be amended, altered, waived, discharged, or terminated except by a written instrument signed by the parties hereto, and in compliance with Section 2-208(2) of the Uniform Commercial Code requiring separate signature of this provision, Lessee has signed in the space provided below.

                                          VP
	                       _________________________________
                                      (Lessee's initials)

(o)	Lessee shall furnish to ELEX (i) within ninety (90) days after the close of each fiscal year of Lessee, a copy of its financial statements, including a Balance Sheet and Profit and Loss Statement of Lessee as of the end of such year, in each case certified by public accountants of recognize standing acceptable to ELEX and (ii) other such financial information respecting the financial condition and operation of Lessee as ELEX may from time to time reasonable request.

3. Special Provisions.

4 Resolutions and Recording Costs.

(a)	Lessee agrees that it will provide ELEX or its assignee with appropriate opinions of counsel and certified copies of all necessary authorizing resolutions, as may be reasonably requested by ELEX or any assignee or counsel therefore.

(b)	Lessee agrees that it will pay any and all recording costs necessarily incurred to establish and record any lien in favor of any assignee of ELEX

5.   Miscellaneous

     (a) It is understood and agreed between the parties hereto that, subject to Lessee's rights to the Equipment so long as Lessee is not in default under the Lease, the several instruments and documents incidental or related to this Agreement, to the assignment of any Lease,and/or to the mortgaging of any of the Equipment by ELEX may contain such provisions -as may be required by reason of the laws of the place where any of the Equipment is located in order that ELEX or its assignees or a mortgagee or holder of a security interest may obtain the full benefits of this Agreement in accordance with its original intendments and purposes, or as may be reasonably required by any such assignee for the full protection of any security interest which such assignee may have in the Equipment or any Lease, and the provisions of this Agreement are subject to all such requirements.

(b) The headings and sub-headings contained in this Agreement arc solely for convenience and are not intended to be complete or accurate summations or indices of the contents of their respective paragraphs.

(c) Any provision of this Agreement found to be prohibited by law shall be ineffective to the extent of such prohibition without invalidating the rest of this Agreement.

      (d) Lessee agrees that at any time and from time to time, upon the written request of ELEX or its Assignees, Lessee will promptly and duly execute and deliver any and all such further instruments and documents as ELEX or its Assignees may deem desirable in obtaining the full benefits of this Agreement and any Lease herewith and of the rights and powers granted thereunder. Lessee hereby grants ELEX the authority to sign and file on Lessee's behalf any document or financing statement ELEX deems necessary to perfect or protect ELEX's interest in the Equipment or pursuant to the Uniform Commercial Code.

(e)	This Agreement contains the whole understanding of the parties; shall be construed and enforced in accordance with the laws of the State of New Jersey and shall inure to the benefit of, and be binding upon, the respective legal representatives and heirs of the individual parties; and the successors and assigns of the corporate parties.

                  IN WITNESS WHEREOF,	the parties hereto have executed these
presents, the corporate parties by their officers thereunto duly authorized
this. 29th day of	September	1998

ICT GROUP, INC.		                        THE ELEX GROUP, INC.
             (Lessee)		                (ELEX)

By   /s/     V.A. Paccapaniccia		       BY    /s/  JoDee B Pettine
TITLE    Sr. V P Finance & CFO	TITLE 	           President


Signed in my presence in the Commonwealth of Pennsylvania


/s/ __Diane Haeselin,____
	Notary
		Notarial Seal
		Diane Haeselin, Notary Public
		Middletown Twp., Bucks County
		My Commission expires May 12, 2001 4;
		Member, Pennsylvania Association of Notaries





                LEASE	                                        990729

THE ELEX GROUP, INC., a New Jersey corporation, whose address is P.O. Box 14, Medford, New Jersey 08055 ("ELEX"), hereby leases to ICT GROUP, INC., a Pennsylvania corporation whose address is 800 Town Center Drive, Langhorne, PA 19047

("Lessee"), and Lessee hereby hires and takes from ELEX, the equipment described in Schedule A attached hereto and made a part hereof ("Equipment"), at the rent and upon the terms and conditions herein set forth:

1.	Location of Original Use: 1398 South Woodland Boulevard, DeLand, FL
32720

2.	Initial Term: Commencing on the first day of the month following the
Date of Acceptance of the Equipment under Lease and expiring Fifty-One (51) months thereafter.

3. Rental: Monthly Rent: $ 8,960.00	Security Deposit: $ 17,920.00
Advanced Rentals: $ None

Total Rent: Payable in Fifty One (51) successive equal monthly installments of Eight Thousand Nine Hundred Sixty Dollars and No Cents ($8,960.00) each plus the Additional Rent specified in the Special Provision For Terminal Rental Adjustment.

Each installment shall be due upon the first day of each and every month after the Date of Acceptance of the Equipment, except for the first monthly installment thereof and any Security which is due upon the execution of this Lease. Additionally the Lessee shall pay to ELEX an interim rent for the period from the Date of Acceptance of the Equipment to the first day of the month following such date ("Interim Rent Period"). Said interim rent shall be that proportion of a monthly rent installment which bears the same ratio as the number of days of the Interim Rent Period bears to thirty (30) days, and shall be payable on the first day of the month following the Interim Rent Period.

4.	Reports and Payment of Rental: Lessee shall make all payment and send all notices to ELEX at the address of ELEX set forth above, or at such other address as ELEX may, from time to time, designate in writing.

S.	Liability Insurance: Lessee shall provide and maintain the following liability insurance:
	A. Public Liability Bodily Injury, not less than S500,000 per one person, $1,000,000 per one accident.
	B. Property Damage, not less than $500,000.

6.	Confession of Judgment: In the event of any default by Lessee under this Lease as provided in Paragraph 2(j) of the Agreement For Leasing, Lessee hereby empowers any Prothonotary, Clerk of Court or attorney of any Court of Record to appear for Lessee and, with or without complaint filed, confess judgment, or a series of judgments, against Lessee in favor of ELEX or any assignees of ELEX, as of any term, present or future, for all or any part of the rent specified in this Lease and then unpaid including at ELEX's option the rent for the entire unexpired balance of the term of this Lease and all other charges, payments, costs and expenses reserved as rent or additional rent, together with interest thereon, costs of suit and an attorney's commission for collection of five (5%) percent of the total of the foregoing sums; but in any event said attorney's commission shall be not less than One Thousand Dollars ($1,000.00); and for so doing, this Lease or a copy hereof by affidavit, shall be a sufficient warrant; and the said judgment from and after entry thereof, shall bear interest at the highest rate of interest a judgment may bear under the laws of the State of New Jersey.

Lessee hereby waves the benefit of any laws which might now or hereafter authorize the stay of any execution to be issued on any judgment recovered on this Lease or the exemption of any property from levy or sale thereunder. Lessee also waives and releases ELEX or any assignee of ELEX and said attorney, from all errors, defects and imperfections whatsoever of a procedural nature in the entering of any judgment or any process or proceedings relating thereto.
 	1
7.	WARRANTIES AND REPRESENTATIONS: LESSEE DOES HEREBY AGREE THAT EACH UNIT
IS OF A SIZE, DESIGN, CAPACITY AND MATERIAL SELECTED BY LESSEE, AND THAT LESSEE IS SATISFIED THAT EACH SUCH UNIT IS SUITABLE FOR LESSEES PURPOSES, AND SUFFICIENTLY DURABLE UNDER THE CONDITIONS OF USAGE THEREOF BY LESSEE, AND THAT ELEX MAKES NO REPRESENTATION OR WARRANTY WITH RESPECT TO THE SUITABILITY, DURABILITY, MERCHANTABILITY OR FITNESS FOR ANY PURPOSE OF ANY UNIT OR ANY OTHER REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT THERETO.


8.	Special Provisions: The following special provisions shall be incorporated herein by reference:

Special Provision For Option To Purchase
Special Provision For Option To Renew
Special Provision For Option To Early Terminate
Special Provision For Terminal Rental Adjustment

This is Counterpart No. 2 of    3  signed counterparts. A security interest in
this Lease may be created only by possession of Counterpart No. 1.

9. By the execution hereof, there are incorporated and made a part hereof for all purposes, as though set forth herein at length, each and all of the terms, conditions and provisions of Paragraphs 2 through 5 of the Agreement For Leasing dated - September 24, 1998 between Lessee and THE ELEX GROUP, INC. a copy of which is attached hereto. Unless specifically defined in this Lease the defined terms used herein shall have the same meaning as set forth in the Agreement For Leasing.

10.	UPON ACCEPTANCE OF THE EQUIPMENT, THIS LEASE SHALL CONSTITUTE A
NONCANCELABLE NET LEASE COVERING THE EQUIPMENT. LESSEE'S OBLIGATIONS TO PAY ALL RENT AND OTHER AMOUNTS WHEN DUE AND TO PERFORM AS REQUIRED UNDER THIS LEASE ARE UNCONDITIONAL AND IRREVOCABLE. SUCH OBLIGATIONS ARE NOT SUBJECT TO CANCELLATION, MODIFICATION, REPUDIATION, REVOCATION OR EXCUSE. LESSEE SHALL NOT BE ENTITLED TO ANY ABATEMENT, REDUCTION, OFFSET OR COUNTERCLAIM WITH RESPECT TO THESE OBLIGATIONS FOR ANY REASON WHATSOEVER, WHETHER ARISING OUT OF CLAIMS AGAINST ELEX, THE MANUFACTURER OR SUPPLIER, DEFECT IN, LACK OF FITNESS FOR USE OF, LOSS OF POSSESSION OR USE OF OR DAMAGE OR DESTRUCTION OF TIRE EQUIPMENT, ANY PROHIBITION AGAINST USE OR OTHERWISE.

11.	Lessee warrants and agrees that it has not and will not use or operate any Unit(s) of Equipment prior to the Date of Acceptance of the Unit(s) under Lease. In order to assure ELEX of the tax benefits available to an owner of Equipment with whom the first use begins the parties incorporate herein the provisions of "Schedule C" attached hereto.

This Lease shall inure to the benefit of and shall be binding upon ELEX and Lessee, their assigns and successors.

12.. IN WITNESS WHEREOF, the parties hereto have hereunto caused this Lease to be duly executed as of the 25th day
        of	June 1999

ICT GROUP, INC.                                THE ELEX GROUP, INC.
	(Lessee)	                       (ELEX)



By____/s/  V A Paccapaniccia_________          By        /s/  JoDee B Pettine


Title    Sr. VP Finance & CFO                 Title      President



(SEAL)




Attest s/s  David J McHugh,_____
       VP Corporate Controller
                                Signed in my presence in the State of New Jersey
                                s/s    Loretta J. Bozoski 6-25-99
	                        LORETTA J. BOZOSKI
                                A Notary Public of New Jersey
                                My Commission Expires Jan, 7, 2000

Signed in my presence in the Commonwealth of Pennsylvania s/s Diane Haeselin_____
Notary

Notarial Seal
Diane Haeselin, Notary Public
Middletown Twp., Bucks County
MY Commission Expires May 12, 2001
Member, Pennsylvania Association of Notaries





                                   SCHEDULE A
                                Page 1 of 1 Page
                            DESCRIPTION OF EQUIPMENT

Manufacturer	Aspect Telecommunications Corp., GTE, Abell's Floor Covering,
Inc., Florida Electric Works, Inc., Stebilla Drywall Services, Inc., MN Mills & Nebraska, John Stoudenmire Car-ter Architect, P.A, DeLand Metal Craft Co., Hardy Construction, Inc., Quality Precast & Co., A&S Tile Outlet, Inc., Colson Corporation Inc.

Location: 	1398 South Woodland Boulevard, DeLand, FL 32720

QTY.	MODEL#	DESCRIPTION	SERIAL NUMBER

VARIOUS FURNITURE AND FIXTURES AND TELECOMMUNICATIONS EQUIPMENT



SCHEDULE B

CASUALTY LOSS AND TERMINATION
VALUE SCHEDULE

Casualty Loss Occurring
or Notification of
Termination Given After	        Casualty	      Termination
Rental Payment Number	       Loss Values*		Values*
	0	                  115

       12	                   97

       24	                   76	                 69.56

       36	                   55	                 48.60

       48	                   28	                 26.11

       51	                   12	                 12.00

*Values are given as a percentage of original cost.

LBIOT54	Lease Number 	990729


SCHEDULE C

Indemnity for Loss of Depreciation

	If ELEX shall not be entitled to a deduction with respect to ELEX's fill cost of any Unit of Equipment listed in Schedule A of this Lease based upon The Accelerated Cost Recovery System provided by Section 168 of the Internal Revenue Code of 1986, as amended, in the amounts specified in Section 168.(b) ~1) thereof for Recovery Property defined therein as having a class life of 5-Year Property ("Deduction") then Lessee shall pay to ELEX within 30 days of ELEX's demand, as additional rent hereunder, an amount which, after deduction of all taxes required to be paid by ELEX in respect of the receipt thereof shall be equal to the sum of (x) an amount equal to the additional taxes paid or payable by ELEX in consequence of the failure to obtain the benefitof such Deduction and (z) any interest or penalty which may be assessed against ELEX in connection with such inability to obtain the benefit of such Deduction, all of which amounts shall be payable on written demand made at any time after payment of the additional income tax. Notwithstanding the indemnity given by Lessee hereby, it is understood and agreed that ELEX shall have full control over the filing of its tax returns and any and all negotiations with tax authorities with respect thereto; and shall be the sole judge of the terms upon which it is appropriate to settle any controversy with the taxing authorities with respect thereto. Without limiting the generality of the preceding sentence, in the event of any such controversy, ELEX shall, to the extent practicable, notify Lessee of and consult with Lessee in connection with, any negotiations with tax authorities relative to such controversy. The term, "tax return" as used herein shall include any tax return filed separately by ELEX or any consolidated return in the filing of which ELEX may join with an affiliated corporation.



Special Provision For Option To Purchase

In the event that the Lease has not been earlier terminated and that no default has occurred Lessee may, by written notice delivered to ELEX at least one hundred eighty (180) days prior to the expiration date of the term or any previously extended term (the "Expiration Date"), elect to purchase the Equipment then subject to the Lease for a purchase price equal to the "Fair Market Value-thereof as of the end of such term, such purchase to be on an as-is, where-is basis, without representation or warranty, expressed or implied, of any kind whatsoever by ELEX As used in this Section, T-air Market Value" shall be determined by ELEX and Lessee on the basis of what would be obtained in an arm's length transaction between an informed and willing buyer (other than a buyer currently in possession or a used equipment dealer) and an informed seller under no compulsion to sell, and in determining such amount (i) the cost of removal from the location of cur-rent use shall not be a deduction from such amount and (h) it shall be assumed that each Unit is in the condition required by the Lease. If on or before sixty (60) days prior to the Expiration Date = and Lessee are unable to agree upon "Fair Market Value, such Fair Market Value shall be determined by an independent appraiser mutually agreed upon by M and Lessee within (10) days after selection, or failing such agreement, by a panel ofthree independent, qualified appraisers, one of whom shall be selected by El EX the second by Lessee and third appointed by the first two selected all within the ten (10) days. The appraiser or panel of appraisers, as the case may be, shall make its determination within a period of thirty (30) days following appointment. The determination so made shall be conclusively binding upon both ELEX and Lessee. The expenses and fees of all appraisers shall be borne by Lessee.


Special Provision For Option To Renew

(1)	Renewal Option. In the event that the Lease has not been earlier terminated and that no default has ccurred and is continuing. Lessee shall have the option to extend the term of this Lease or prior extensions thereof with respect to the Equipment for a period specified by Lessee but in any event each extension shall be for not less than six (6) months in duration ("Additional Term") commencing the expiration date of the term or any previously extended -term (the 'Expiration Date"), if notice of the exercise of such option is given by Lessee in writing to ELEX at least one hundred eighty
(180) days prior to the Expiration Date of its intention to extend the term of this Lease for the Additional Term.

(2)	Rentals During Additional Term The rental to be paid during all such extensions shall be an amount equal to "Fair Market Rental" of the commencement of the Additional Term, payable in advance in equal and consecutive monthly installments on each monthly anniversary of the Expiration Date commencing with the Expiration Date. As used in this section, the term "Fair Market Rental" shall mean an amount equal to the aggregate net rental which would be obtained in an arm's length transaction between an informed and willing lessee (other than a lessee in possession or a used equipment dealer) and an informed and willing lessor under no compulsion to lease, and in determining such amount (i) the cost of removal from the location of current use shall not be a deduction from such amount and (ii) it shall be assumed that at the time of the commencement of such Additional Term, each Unit is in the condition required by the Lease. If on or before sixty (60) days prior to the Expiration Date, ELEX and Lessee are unable to agree upon a determination of air Market Rental, such Fair Market Rental shall be determined by an independent appraiser mutually agreed upon by ELEX and Lessee within ten (10) days after selection, or failing such agreement, by a panel of three independent, qualified appraisers one of whom shall be selected by ELEX the second by Lessee and the third appointed by the first two selected all within the ten (10) days. The appraiser or panel of appraiser, as the case may be, shall make its determination within a period of thirty (30) days following appointment. The determination so made shall be conclusively binding upon both ELEX and Lessee. The expenses and fees of all appraisers shall be born by Lessee.




Special Provision For Early Termination

(1)	If during the Initial term all or part of the Equipment becomes obsolete or surplus to Lessee's requirements, and provided no default has occurred, Lessee may at any time after the thirty sixth (36th) month, upon not less than ninety (90) days prior written notice to ELEX, terminate the Lease with respect to such Equipment, or any Unit(s) thereof, (Terminated Unit(s)"), as of any succeeding rental payment date specified in said notice ("Termination Date").

(2)	On the Termination Date the Lessee shall return the Terminated Unit(s)
to ELEX pursuant to the provisions of sub-paragraph 2(h) of the Agreement For Leasing

(3)	Following the giving of written notice to terminate the Lease as to any
Unit(s), ELEX and Lessee shall endeavor to obtain bids for the purchase or lease of the Terminated Unit(s) on an as-is, where-is basis and without representations or wan-antics, expressed or implied, of any kind whatsoever.

(4)	Upon the Termination Date, Lessee shall pay ELEX the regular monthly installment of rent, without any abatement as described in paragraph ten (10) hereof, plus the net Termination Value, which shall be deemed to be the amount, if any, by which the Termination Value, defined in paragraph seven (7) hereof, exceeds the net amount received by ELEX for the Terminated Unit(s).

(5)	If by the Termination Date a satisfactory bidder(s) has not been obtained for the sale or lease of all of the Terminated Unit(s), ELEX shall within ninety (90) days after the return of the remaining Unit(s) to ELEX sell or lease the Unit(s) for the highest offer then available.

(6)	Lessee shall be refunded an amount equal to the proceeds of the sale or the present value of the lease, as defined in paragraph eight (8) hereof, less the actual expenses incurred by ELEX in making the sale(s) or lease(s), including, without limitation, storage, insurance, advertising, sales taxes and attorneys' fees for the Terminated Unit(s) and, but in no event shall the refund be in excess of the net Termination Value previously paid by Lessee to ELEX

(7)	The Termination Value shall be computed by multiplying ELEX's original cost for the Terminated Unit(s) as shown on Schedule A of the Lease, by the applicable termination percentage shown on Schedule B of the Lease ("Termination Value").

(8)	The present value of a lease shall be deemed to be equal to the aggregate net rentals of such lease discounted at a rate equal to three percent (3%) over the average then current prime interest rate or equivalent thereof charged by the three largest New York commercial banks on the Termination Date.

(9)	In the event that no bidder has been obtained for the sale or lease of all of the Terminated Unit(s) within ninety (90) days after the Termination Date, ELEX shall transfer ownership of the Unit(s) to Lessee.

(10)	In the event of termination of the Lease as to any Unit(s), the amount of each remaining installment of rent as provided in the Lease shall be reduced and abated by the same percentage as ELEX s original cost of such Terminated Unit(s) bears to the total original cost of all Unit(s) as shown in Schedule A of the Lease.




                  SPECIAL PROVISION FOR TERMINAL RENTAL ADJUSTMENT

(1) Since the rental payments due under the Lease are based upon the anticipated residual value of the Equipment being equal to or greater than 10% of the original cost, as shown on Schedule A of the Lease,("Residual Value"), it is agreed that notwithstanding anything to the contrary contained herein Lessee shall pay to ELEX prior to the termination of the term of the Lease ("Termination Date") as "Additional Rent" the amount, if any, by which the Termination Value, as specified on Schedule B of the Lease, exceeds the net proceeds received as of the date thereof from the sale of the Equipment.

(2) Following the giving of written notice to terminate the Lease, ELEX and Lessee shall endeavor to obtain bids for the purchase of the Units of Equipment on an as-is, where-is basis and without representations or warranties, express or implied, of any kind whatsoever. Within ninety (90) days after the Termination Date, ELEX shall sell said Unit(s) for the highest offer then available. Upon such sale, Lessee shall be refunded an amount equal to the proceeds of the sale less the actual expense incurred by ELEX in making the sale, including, without limitation, storage, insurance, advertising, sales taxes and attorneys' fees, but in no event shall the refund be in excess of the Additional Rent previously paid.

(3) In the event that no bidder has been obtained for the sale of all of the Units of Equipment within ninety (90) days after the Termination Date, ELEX may at its option transfer title to Lessee for those Units of Equipment which have not been sold.





AGREEMENT FOR THE PURCHASE OF EQUIPMENT UNDER LEASE

By and between The ELEX Group, Inc., a New Jersey corporation whose address is P.O. Box 14, Medford, New Jersey 08055 ("ELEX"), and ICT GROUP, INC., a Pennsylvania corporation whose address is 800 Town Center Drive, Langhorne, PA 19047 ("Lessee").

                        WITNESSETH:

WHEREAS, ELEX and Lessee have entered into a lease covering the equipment set forth on Schedule A attached hereto and made a part hereof ("Equipment") dated June 1999 - #990729 ("Lease"); and

WHEREAS, the parties now wish to modify some of the terms and conditions of the Lease;

NOW, THEREFORE, in consideration of the mutual promises set forth hereinafter and in the Lease and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, it is hereby agreed as follows:

1) In the event that the Lease has not been earlier terminated and that no continuing default is then occurring, either party may, by giving writ ten notice to the other party at least one hundred eighty (180) days prior to the expiration date of the term of the Lease ("Expiration Date"), elect to have the equipment then subject to the Lease purchased by the Lessee on the Expiration date for a purchase price equal to ten percent (10%) of the original cost of the Equipment, such purchase to be on an as-is, where-is basis, without representation or warranty, expressed or implied, of any kind whatsoever by ELEX

2) In the event of a conflict between the provisions of the aforesaid Lease and this Agreement, the provisions of this Agreement shall govern.

In witness whereof, the parties hereto have caused this Agreement For The Purchase Of Equipment

Under Lease to be duly executed this 25th day of June 1999.

ICT GROUP, INC.		                   THE ELEX GROUP, INC.

By:  /s/ V.A. Paccipanaccia		   By:  JoDee B.Pettine

Title:   Sr. VP Finance and CFO		   Title: President



                                       SCHEDULE A

                          Page	1	of	1 	Pages

                               DESCRIPTION OF EQUIPMENT

Manufacturer.	Aspect Telecommunications Corp., GTE, Abell's Floor Covering,
Inc., Florida Electric Works,Inc., Stebilla Drywall Services, Inc., MN Mills & Nebraska, John Stoudenmire Carter Architect, P.A., DeLand Metal Craft Co., Hardy Construction, Inc., Quality Precast & Co., A&S Tile Outlet, Inc.,
Colson Corporation Inc.

Location: 	1398 South Woodland Boulevard, DeLand, FL 32720

QTY.          MODEL#                     DESCRIPTION             SERIAL NUMBER



VARIOUS FURNITURE AND FIXTURES AND TELECOMMUNICATIONS EQUIPMENT


                                       LESSEE'S CONSENT AND AGREEMENT

The undersigned ("Lessee") acknowledges receipt of notice that ELEX will execute a Collateral Assignment(s), relating to the Lease of ven date herewith ("Lease"), and for good and valuable consideration, receipt whereof is hereby acknowledged, Lessee hereby consents to the execution and delivery of said Collateral Assignment(s) and to all the terms and provisions thereof and agrees that upon notice to the Lessee of such Collateral Assignment(s):

(a)	The Lessee will pay directly to the last Assignee or to whomsoever such
Assignee shall direct (i) all rent and other moneys due and to become due from the Lessee as set forth in the Lease, (ii) all amounts payable by reason of acceleration of the liability of the Lessee for such rent or other moneys and
(iii) all other
amounts at any time owing under the Lease by the Lessee.

(b)	The Lessee will not assert against such last Assignee, or against whomsoever such Assignee shall have directed payment to be made, any defense, setoff or counterclaim (including recoupment against, or other diminution of, amounts payable by the Lessee to such Assignee) which it may have against ELEX or anyone, whether arising under the Lease, hereunder or otherwise. Lessee acknowledges that any assignment or transfer by ELEX shall not materially change Lessee's duties or obligations under the Lease.

(c)	The Lessee will not modify or consent to any modification of the terms of the Lease without the written consent of ELEX and such last Assignee.

(d)	All obligations and warranties of ELEX contained in the Lease shall be and remain enforceable by the Lessee against and only against ELEX and its successors and assigns and not against the Collateral Assignee.

(e)	Any assignment executed and delivered pursuant to the right reserved to ELEX and its assignees in Paragraph 2(k) of the Agreement for Leasing shall be deemed to be included within this Consent and Agreement.

Dated:	June 25 1999	  ICT GROUP, INC.

	                  BY   /s/ VA Paccapnaccia

                          Title  Sr. VP Finance and CFO

SEAL

Attest  David F. Mc Hugh  Coporate Controller


                               EXHIBIT I

                       CERTIFICATE OF ACCEPTANCE

THE ELEX GROUP, INC. ('ELEX")

I, a duly appointed inspector and authorized representative of ICT GROUP, INC., a Pennsylvania corporation whose address is 800 Town Center Drive, Langhorne, PA 19047 ("Lessee"), do hereby certify in accordance with the Lease dated June 25, 1999 between

Lessee and ELEX that i) I do accept the Unit(s) of Equipment listed in the Schedule A attached hereto and made a part hereof which has (have) a purchase price of $435,320, (ii) the Date of Acceptance is as set forth below and (iii) the Unit(s) has (have) been delivered and installed at:

1398 South Woodland Boulevard, DeLand, FL 32720

The execution of this Certificate of Acceptance will in no way relieve or decrease the responsibility of any manufacturer of any Unit(s) of Equipment for any warranties it has made with respect to any Unit(s) of Equipment.

ICT GROUP INC.
BY  /s/ VA Paccapanaccia
(Person authorized to sign)

TITLE  Sr VP Finance amd CFO

DATE  June 25, 1999

Signed in my presence in the Commonwealth of Pennsylvania

Notary		Notarial Seal
Diane Haeselin, Notary Public
		Middletown Twp., Bucks County
	My Commission Expires May 12, 2001
	Member Pennsylvania Association of Notaries


Signed in my presence in the State of New Jersey
Lorretta J. BOZOSKI  6\25\99


Lorretta J. BOZOSKI
A Notary Public of New Jersey
ELEX hereby accepts Lessee's Certificate of Acceptance and grants Lessee the right to use the Equipment. My Commission
Expires Jan. 7, 2000

THE ELEX GROUP,INC

By:  JoDee B. Pettine

TITLE:   President




                       EQUIPMENT LEASE
              ASSIGNMENT AND ASSUMPTION AGREEMENT



This Assignment and Assumption is dated September 30, 1999 by and between ICT Group, Inc., A Pennsylvania Corporation ("Assignor") and Cellular Express, Inc. d/b/a Boston Communications Group, a Massachusetts corporation ("Assignee").

WHEREAS, Assignor leases certain equipment located at 1398 South Woodland Blvd, DeLand L, 32720 (the "Premises") pursuant to that certain equipment lease agreements dated as of September 24, 1998 (#980715), March 29, 1999 (#990727),
and June 25, 1999 (#990729) (the "Leases") between Assignor as lessee and The ELEX Group, Inc. ("Lessor"); and

WHEREAS, Assignor proposes to transfer to Assignee the operations relating to the business conducted at the Premises (the "Transaction").

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1. Assignor hereby assigns and sets over to Assignee all of Assignor's rights, title and interest in, under and to the Leases .

2. Assignee hereby agrees to accept and undertake to discharge each and everyone of the obligations of Assignor under the Leases arising solely from and after September 30, 1999.

3. This Assignment and Assumption Agreement shall become effective upon the consummation of the Transaction, the signing hereof by both Assignor and Assignee and the execution by the Landlord of the consent hereto in the form set forth below.

4. Assignor hereby warrants and represents:
f. That the Leases is in full force and effect and is a valid legally binding obligations of the parties thereto.
g. That Assignor is not in breach of any of the terms and conditions of said Leases and is current in the payment of all rent, additional rent, utilities and other payments due under the terms of said Leases .
h. That Assignor has not assigned any of its rights under the Leases to any third party.
i. That Assignor has full corporate power and authority to enter into this Assignment and to carry out its obligations hereunder, that the execution and delivery hereof have been duly authorized by the Board of Directors of Assignor and no other corporate proceedings on the part of Assignor are necessary to authorize this Assignment, and that the Assignment constitutes the valid and binding obligations of Assignor.
j. That the execution, delivery and performance of this Agreement by Assignor do not require the consent, waiver, approval, or authorization of any person or authority (other than the lessor of the Leases ) and will not violate, result in a breach of or the acceleration of any obligation under or constitute a default under, any provision of any charter, by-law, indenture, mortgage, lien, Leases , agreement, contract, instrument, order, judgment, decree, ordinance, or regulations or any restriction to which any property of Assignor is subject or by which Assignor is bound or affected.

5. Assignor hereby warrants and represents:
a. That all equipment assigned hereunder is in good working order and that all documentation relating to such equipment will be provided to Assignee upon execution of this Agreement.
b. That all equipment assigned hereunder is year 2000 compliant, in that it will record, store, process and present calendar dates falling on or after January 1, 2000 with similar functionality and performance, as such equipment on or before December 31, 1999. Such equipment shall ensure year 2000 compatibility and shall include, but not be limited to, date data, century recognition, calculations that accommodate same century and multi-century formulas and date values, and data interface values that reflect the century.

6. This Assignment and Assumption Agreement is subject to and conditioned upon the consent of the lessor of said Leases to said Assignment in the form provided below.

7. This Agreement shall be binding upon the successors and assigns of the parties. The parties shall execute and deliver such further or additional documents as may be necessary to evidence or carry out the provisions of this Agreement.

8. This Assignment and Assumption Agreement may be executed in counterparts, each of which shall be an original and all of which together shall constitute one instrument.

9. This Assignment and Assumption Agreement shall be governed by and construed in accordance with the internal laws of the Commonwealth of Pennsylvania, without regard to its conflict of laws provisions.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their officers thereunto duly authorized as of the date first above written.

ICT GROUP, INC.				CELLULAR EXPRESS, INC.
						d/b/a BOSTON COMMUNICATION
GROUP


By: /s/  VA Paccapaniccia		By: /s/ Karen A. Walker
Name:  VA Paccapaniccia			Name:  Karen A. Walker
Title:  Sr. VP Finance and CFO		Title:  CFO
Lessor hereby consents to the foregoing Assignment and Assumption Agreement, agrees that the Lease shall remain in full force and effect with Assignee as the lessee, and agrees that Assignor is hereby released and forever discharged from any and all obligations and liabilities arising under the Lease.

The ELEX Group, Inc.

By:  /s/ JoDee B. Pettine
Name:  JoDee B. Pettine
Title:  President


REAL ESTATE LEASE
ASSIGNMENT AND ASSUMPTION AGREEMENT



This Assignment and Assumption is dated September 30, 1999 by and between ICT Group, Inc., A Pennsylvania Corporation ("Assignor") and Cellular Express, Inc. d/b/a Boston Communications Group, a Massachusetts corporation ("Assignee").

WHEREAS, Assignor leases certain equipment located at 1398 South Woodland Blvd, DeLand L, 32720 (the "Premises") pursuant to that certain equipment lease agreements dated as of September 24, 1998 (the "Lease") between Assignor as lessee and The ELEX Group, Inc. ("Lessor"); and

WHEREAS, Assignor proposes to transfer to Assignee the operations relating to the business conducted at the Premises (the "Transaction").

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

4. Assignor hereby assigns and sets over to Assignee all of Assignor's rights, title and interest in, under and to the Lease.

5. Assignee hereby agrees to accept and undertake to discharge each and everyone of the obligations of Assignor under the Lease arising solely from and after September 30, 1999.

6. This Assignment and Assumption Agreement shall become effective upon the consummation of the Transaction, the signing hereof by both Assignor and Assignee and the execution by the Landlord of the consent hereto in the form set forth below.

10. Assignor hereby warrants and represents for each Lease to be assigned thereunder:
k. That the Lease is in full force and effect and is a valid legally binding obligations of the parties thereto.
l. That Assignor is not in breach of any of the terms and conditions of said Lease and is current in the payment of all rent, additional rent, utilities and other payments due under the terms of said Lease.
m. That Assignor has not assigned any of its rights under the Lease to any third party [except for that certain Collateral Assignment dated
	which shall be discharged prior to the execution of this Assignment and Assumption Agreement.]
n. That Assignor has full corporate power and authority to enter into this Assignment and to carry out its obligations hereunder, that the execution and delivery hereof have been duly authorized by the Board of Directors of Assignor and no other corporate proceedings on the part of Assignor are necessary to authorize this Assignment, and that the Assignment constitutes the valid and binding obligations of Assignor.
o. That the execution, delivery and performance of this Agreement by Assignor do not require the consent, waiver, approval, or authorization of any person or authority (other than the lessor of the Lease) and will not violate, result in a breach of or the acceleration of any obligation under or constitute a default under, any provision of any charter, by-law, indenture, mortgage, lien, lease, agreement, contract, instrument, order, judgment, decree, ordinance, or regulations or any restriction to which any property of Assignor is subject or by which Assignor is bound or affected.

11. This Assignment and Assumption Agreement is subject to and conditioned upon the consent of the lessor of said Lease to said Assignment in the form provided below.

12. This Agreement shall be binding upon the successors and assigns of the parties. The parties shall execute and deliver such further or additional documents as may be necessary to evidence or carry out the provisions of this Agreement.

13. This Assignment and Assumption Agreement may be executed in counterparts, each of which shall be an original and all of which together shall constitute one instrument.

14. This Assignment and Assumption Agreement shall be governed by and construed in accordance with the internal laws of the Commonwealth of Pennsylvania, without regard to its conflict of laws provisions.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their officers thereunto duly authorized as of the date first above written.

ICT GROUP, INC.				CELLULAR EXPRESS, INC.
						d/b/a BOSTON COMMUNICATION
GROUP

By: /s/  VA Paccapaniccia			By: /s/ Karen A. Walker
Name:  VA Paccapaniccia			Name:  Karen A. Walker
Title:  Sr. VP Finance and CFO		Title:  CFO


Lessor hereby consents to the foregoing Assignment and Assumption Agreement, agrees that the Lease shall remain in full force and effect with Assignee as the lessee, and agrees that Assignor is hereby released and forever discharged from any and all obligations and liabilities arising under the Lease.



The ELEX Group, Inc.
By:  /s/ JoDee B. Pettine
Name:  JoDee B. Pettine
Title:  President